                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

                              EXCHANGE ACT OF 1934

Check the appropriate box:

[ ]    Preliminary Proxy Statement                 [ ]    Confidential, for Use of the Commission
                                                          Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement

[ ]    Definitive Additional Materials

[ ]    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                               WORLD ACCESS, INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)      Title of each class of securities to which transaction applies:

                ---------------------------------------------------------------

       (2)      Aggregate number of securities to which transaction applies:

                ---------------------------------------------------------------

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                ---------------------------------------------------------------

       (4)      Proposed maximum aggregate value of transaction:

                ---------------------------------------------------------------

       (5)      Total fee paid:

                ---------------------------------------------------------------

[ ]    Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)      Amount Previously Paid:

                ---------------------------------------------------------------

       (2)      Form, Schedule or Registration Statement No.:

                ---------------------------------------------------------------

       (3)      Filing Party:

                ---------------------------------------------------------------

       (4)      Date Filed:

                ---------------------------------------------------------------

                               WORLD ACCESS, INC.
                            945 E. PACES FERRY ROAD

                                   SUITE 2200
                             ATLANTA, GEORGIA 30326

                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON JUNE 15, 1999

                                   ----------

To the Stockholders of World Access, Inc.:

         Notice is hereby given that the Annual Meeting of Stockholders (together with any adjournments or postponements thereof, the "Meeting") of World Access, Inc. (the "Company") will be held at the Resurgens Plaza building, 945 E. Paces Ferry Road, Atlanta, Georgia 30326, on Tuesday, June 15, 1999 at 10:00 a.m., Eastern daylight time, for the purpose of considering and voting upon the following matters:

         (1) To elect one director to serve for a term of three years and until his successor is elected and qualified;

         (2) To consider and act upon a proposal to increase the number of warrants issuable under the Company's Outside Directors' Warrant Plan from 1,200,000 to 2,400,000;

         (3) To consider and act upon a proposal to increase the number of stock options issuable under the Company's 1998 Incentive Equity Plan from 5,000,000 to 7,500,000;

         (4) To consider and act upon a proposal to adopt the Company's Short-Term Incentive Plan for Senior Executives; and

         (5) To transact such other business as may properly come before the Meeting.

         These items are more fully described in the accompanying Proxy Statement, which is hereby made a part of this Notice of Annual Meeting of Stockholders.

         The Board of Directors has fixed the close of business on May 5, 1999 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting.

         A copy of the Company's Annual Report for the year ended December 31, 1998 is enclosed. The Annual Report is not a part of the proxy soliciting material enclosed with this Notice.

                                   By Order of the Board of Directors

                                   /s/ W. Tod Chmar
                                   --------------------------------------
                                   W. Tod Chmar
                                   Executive Vice President and Secretary

Atlanta, Georgia
April 29, 1999

         ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE-PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST BRING TO THE MEETING A LETTER FROM THE BROKER, BANK OR OTHER NOMINEE CONFIRMING YOUR BENEFICIAL OWNERSHIP OF THE SHARES. ADDITIONALLY, IN ORDER TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                               WORLD ACCESS, INC.
                      945 E. PACES FERRY ROAD, SUITE 2200
                             ATLANTA, GEORGIA 30326

                                PROXY STATEMENT

                                  ------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE 15, 1999

                                  ------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

         This Proxy Statement (the "Proxy Statement") and the accompanying form of proxy are being furnished to the stockholders of World Access, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board") from holders of its outstanding common stock, $.01 par value per share (the "Common Stock"), for use at the Annual Meeting of Stockholders of the Company (together with any adjournments or postponements thereof, the "Meeting") to be held at the Resurgens Plaza building, 945 E. Paces Ferry Road, Atlanta, Georgia 30326, on Tuesday, June 15, 1999 at 10:00 a.m., Eastern daylight time. This Proxy Statement, the accompanying form of proxy and the Annual Report to Stockholders are expected to be mailed to stockholders of the Company on or about May 6, 1999.

SOLICITATION

         The expense of this solicitation will be borne by the Company. Solicitation will be primarily by use of the mails. Executive officers and other employees of the Company may solicit proxies, without extra compensation, personally and by telephone and other means of communication. The Company will also reimburse brokers and other persons holding Common Stock in their names or in the names of their nominees for their reasonable expenses in forwarding proxies and proxy materials to beneficial owners.

VOTING; VOTE REQUIRED

         Stockholders of record as of the close of business on May 5, 1999 (the "Record Date") will be entitled to vote at the Meeting. Each share of outstanding Common Stock is entitled to one vote. As of April 29, 1999, there were 44,392,570 shares of Common Stock outstanding and entitled to vote. The Company has been advised that certain beneficial owners, directors and executive officers of the Company, who hold in the aggregate approximately 27% of the Common Stock, intend to vote their shares in favor of the nominee and in accordance with the recommendations of the Board.

         In addition to the Common Stock, the Company has 50,000 shares of preferred stock, designated as "4.25% Cumulative Senior Perpetual Convertible Preferred Stock, Series A" (the "Preferred Stock"), issued and outstanding. Each share of Preferred Stock is convertible at the option of the holder into Common Stock in accordance with a conversion formula contained in the Certificate of Incorporation of the Company (the "World Access Certificate"). The Preferred Stock may be voted with the Common Stock on an as-converted basis. Therefore, as of April 29, 1999, the holder of the Preferred Stock may vote with the holders of Common Stock on the proposals described herein as if it held 4,347,826 shares of Common Stock.

         A majority of the shares of Common Stock entitled to vote at the Meeting will constitute a quorum for the transaction of business at the Meeting. The election of the nominee for director will require the affirmative vote of a plurality of the shares of Common Stock present in person or represented by properly executed proxy at the Meeting. The approval of each of the other proposals described herein will require the affirmative vote of a majority of the shares of Common Stock present in person or represented by properly executed proxy at the Meeting.

         Shares of Common Stock that are voted "FOR," "AGAINST" or "WITHHELD" at the Meeting will be treated as being present at such Meeting for purposes of establishing a quorum and will also be treated as votes eligible to be cast by the Common Stock present in person or represented by proxy at the Meeting and entitled to vote on the subject matter. Abstentions will be counted for purposes of determining both the presence or absence of a quorum for the transaction of business and the total number of votes cast with respect to a particular matter. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business but will not be counted for purposes of determining the number of votes cast with respect to the particular proposal on which the broker has expressly not voted. Broker non-votes will therefore not be considered votes cast and, accordingly, will not affect the determination as to whether a majority of votes cast has been obtained with respect to a particular matter.

PROXIES

         All shares of Common Stock that are entitled to vote and are represented at the Meeting, by properly executed proxies received prior to or at such Meeting and not duly and timely revoked, will be voted at such Meeting in accordance with the instructions indicated on such proxies. If no instructions are indicated, such proxies will be voted FOR (i) the election of the director nominee specified herein; (ii) the approval of the proposal to increase the number of warrants issuable under the Outside Directors' Warrant Plan; (iii) the approval of the proposal to increase the number of options issuable under the 1998 Incentive Equity Plan; and (iv) the approval of the proposal to adopt the Short-Term Incentive Plan for Senior Executives.

         If any other matters are properly presented for consideration at the Meeting or any adjournments or postponements thereof, including, among other things, consideration of a motion to adjourn or postpone such Meeting to another time and/or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed form of proxy and voting thereunder will have discretion to vote on such matters in accordance with their best judgment; provided, however, that proxies voting against the proposals presented in this Proxy Statement may not be voted for an adjournment or postponement of the Meeting.

         Any proxy given pursuant to this solicitation may be revoked by the person giving it any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Company at or before the taking of the vote at the Meeting a written notice of revocation bearing a later date than the proxy,
(ii) duly executing a later-dated proxy relating to the same shares and delivering it to the Secretary of the Company before the taking of the vote at the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent so as to be delivered to World Access, Inc., at 945 E. Paces Ferry Road, Suite 2200, Atlanta, Georgia 30326, Attention: Secretary, or hand-delivered to the Secretary of the Company at or before the taking of the vote at the Meeting.

                             PRINCIPAL STOCKHOLDERS

         The following table sets forth information regarding the beneficial ownership of Common Stock as of April 29, 1999, by (i) each person known by the Company to beneficially own more than five percent of the Common Stock; (ii) each director of the Company; (iii) each current executive officer who would be a "named executive officer" of the Company under Rule 402 of Regulation S-K; and (iv) all directors and executive officers of the Company as a group.

                                                           SHARES UNDER
                                                            EXERCISABLE   TOTAL SHARES
                                              SHARES        OPTIONS AND   BENEFICIALLY    PERCENTAGE
            NAME                              OWNED(1)      WARRANTS(2)     OWNED(1)         OWNED
            ----                             ---------     ------------   ------------    ----------
WorldCom Network Services, Inc.(3)           6,074,372             --       6,074,372        13.7%
The 1818 Fund III, L.P.(4)                   4,347,826             --       4,347,826         8.9
John D. Phillips +++(5)                      1,875,000        167,340       2,042,340         4.6
Steven A. Odom +++(6)(7)                       760,000        315,000       1,075,000         2.4
Stephen J. Clearman++                           52,210        100,000         152,210           *
Mark A. Gergel +++(7)                           26,201        171,500         197,701           *
John P. Imlay, Jr. +                             1,900        100,000         101,900           *
Carl E. Sanders +                               10,000        100,000         110,000           *
Lawrence C. Tucker +(4)                      4,347,826             --       4,347,826         8.9
A. Lindsay Wallace++(7)                            124        122,380         122,504           *


All directors and executive officers as      7,073,261      1,076,220       8,149,481        16.4
a group (9 persons)

---------------
 *    Less than one percent
 +    Director
 ++   Executive Officer

(1) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.
(2) Includes shares which may be acquired by the exercise of stock options and warrants granted by the Company and exercisable on or before June 28, 1999.
(3) In connection with the Company's acquisition of Cherry Communications Incorporated (d/b/a Resurgens Communications Group) ("RCG"), the Company issued shares of its Common Stock to the creditors of RCG in December 1998, including WorldCom Network Services, Inc. ("WNS"), a wholly owned subsidiary of MCI WorldCom, Inc. ("WorldCom"), in satisfaction of their claims against RCG. WNS is eligible to receive up to a total of 6,638,096 shares of Common Stock. Of this amount, 1,310,430 shares have been issued to WNS. Upon resolution of the total amount of claims against RCG for which the Company's shares are to be issued, WNS will receive a minimum of 541,902 and a maximum of 822,986 shares. Additional shares of Common Stock are held in escrow and are issuable to RCG's creditors in February 2000 and February 2001, subject to the attainment of certain earnings levels by RCG and Cherry Communications U.K. Limited ("Cherry U.K.") during 1999 and 2000, respectively. Assuming the full amount of shares held in escrow are issued to RCG's creditors, WNS could receive a minimum of 3,911,172 and a maximum of 4,504,680 shares, depending on the resolution of the total claims against RCG for which shares are to be issued. At the present time, WNS votes and has the power to direct the voting of an aggregate of 6,074,372 shares of Common Stock.
(4) Represents shares of Common Stock issuable upon the conversion of $50.0 million of Preferred Stock owned of record by The 1818 Fund III, L.P. ("1818 Fund"), a private equity partnership. Its principal place of business is

     59 Wall Street, New York, New York 10005. The general partner of the 1818 Fund is Brown Brothers Harriman & Co. ("BBH"). Mr. Tucker, a partner at BBH, is deemed to be the beneficial owner of these shares due to his role as co-manager of the 1818 Fund.
(5) Of the shares indicated, 937,500 shares are owned of record by Renaissance Partners II, a Georgia general partnership, and 937,500 shares are owned of record by Resurgens Partners, LLC, a Georgia limited liability corporation. Renaissance Partners II is the manager of Resurgens Partners, LLC and, as such, has sole voting and dispositive power over the shares of the Common Stock owned of record by Resurgens Partners, LLC. John D. Phillips beneficially owns a majority of the general partnership interests of Renaissance Partners II and, as such, has sole voting and dispositive power over the shares of the Common Stock owned of record by Renaissance Partners II and sole indirect voting and dispositive power over the shares of the Common Stock owned of record by Resurgens Partners, LLC. Of the aggregate 1,875,000 shares of the Common Stock owned of record by Renaissance Partners II and Resurgens Partners, LLC, an aggregate of 1,250,000 shares (625,000 owned of record by each of Renaissance Partners II and Resurgens Partners, LLC) are held in escrow and subject to forfeiture in the event the combined financial performance of Cherry U.K. and RCG does not meet certain targeted earnings thresholds by December 31, 2000. All of such shares held in escrow will be released upon a "Change of Control" (as defined in the Agreement and Plan of Merger and Reorganization dated as of May 12, 1998 among the Company, a wholly owned subsidiary of the Company, the Company's former parent corporation, and RCG) of the Company occurring on or prior to December
     31, 2000.
(6)  Includes 9,000 shares held by a minor child of Mr. Odom.
(7) Includes the following shares of Common Stock acquired through voluntary employee contributions to the Company's 401(k) Plan and contributed to the 401(k) Plan by the Company under a matching contribution program offered to all 401(k) Plan participants: Mr. Odom-2,390 shares; Mr. Gergel-3,451 shares; and Mr. Wallace-124 shares.


                       PROPOSAL 1 - ELECTION OF DIRECTOR

         The World Access Certificate provides that the Board shall be classified into three classes as nearly equal in number as possible, such that approximately one-third of the members of the Board shall be elected at each annual meeting of stockholders, and each director shall serve for a three-year term. The World Access Certificate further provides that the Board shall consist of not fewer than three members and not more than 12 members, with the exact number of directors within such range to be fixed from time to time by the Board.

         The Board has fixed the number of directors at eight, and the Board currently is comprised of seven members. There are two director positions in the class whose term of office expires in 1999. One position is currently held by Lawrence C. Tucker, who is standing for reelection to a three-year term expiring in 2002. Mr. Tucker has consented to being named in this Proxy Statement and to serve as a director if elected. The second position in this class currently is vacant. The Board is continuing to consider qualified candidates for this vacancy. Pursuant to the World Access Certificate, vacancies on the Board may be filled by a majority of the directors then in office. The persons named as proxies are not entitled to vote for a greater number of persons than the number of nominees named in this Proxy Statement. There are no family relationships among any directors, executive officers or nominees.

         Commencing with the Meeting, as long as the 1818 Fund holds 20% of the shares of Common Stock issued or issuable upon conversion of the Preferred Stock it is entitled to designate one director to the Board to be included in the slate of nominees recommended by the Board and to designate such director's successor at subsequent annual meetings at which such director's or successor's term expires. Lawrence C. Tucker is the 1818 Fund's designee for the Meeting.

         The Board knows of no reason why the nominee may be unable to serve as a director. If the nominee is unable to serve, the shares represented by all valid proxies received may be voted for a substitute nominee designated by the Board, or the Board may reduce the number of directors. If any director resigns, dies or is otherwise unable to serve out his or her term, or the number of directors is increased by the Board, any vacancy so arising may be filled by the Board. A director elected to fill a vacancy shall serve until the next election of the class of directors to which such director belongs and until his or her successor is elected and qualified.

         THE BOARD OF DIRECTORS OF WORLD ACCESS UNANIMOUSLY RECOMMENDS
THAT THE STOCKHOLDERS OF WORLD ACCESS VOTE "FOR" THE ELECTION OF LAWRENCE C. TUCKER AS DIRECTOR.

INFORMATION REGARDING NOMINEES AND DIRECTORS

         Biographical information follows for the person nominated and each person whose term of office as a director will continue after the Meeting. Directors' ages are as of April 29, 1999.


                         NOMINATION FOR ELECTION FOR A
              THREE-YEAR TERM EXPIRING AT THE 2002 ANNUAL MEETING

         LAWRENCE C. TUCKER. Mr. Tucker (age 56) joined the Board in April 1998. He has been a General Partner of Brown Brothers Harriman & Co., a private banking firm, since 1979. Mr. Tucker serves as a director of WorldCom, the MCI WorldCom Venture Fund, National Healthcare Corporation, Riverwood Holdings, Inc., and VAALCO Energy Inc. Brown Brothers Harriman & Co. is the general partner of The 1818 Fund, L.P., The 1818 Fund II, L.P., the 1818 Fund and The 1818 Mezzanine Fund, L.P.


          DIRECTORS CONTINUING IN OFFICE UNTIL THE 2001 ANNUAL MEETING

         MARK A. GERGEL. Mr. Gergel (age 42) joined the Company in April 1992 as Vice President and Chief Financial Officer. In December 1996, he was named an Executive Vice President of the Company and in December 1998, he was elected a director of the Company. From 1983 until March 1992, Mr. Gergel held five positions of increasing responsibility with Federal-Mogul Corporation, a publicly-held manufacturer and distributor of vehicle parts, including International Accounting Manager, Assistant Corporate Controller, Manager of Corporate Development and Director of Internal Audit. Prior to joining Federal-Mogul Corporation, Mr. Gergel spent four years with the international accounting firm of Ernst & Young. Mr. Gergel is a Certified Public Accountant.

         JOHN P. IMLAY, JR. Mr. Imlay (age 62) has served as a director of the Company since December 1998. He is Chairman of Imlay Investments, Inc., a private investment firm which manages capital and provides venture funds for small technology companies. Mr. Imlay is the retired Chairman and Chief Executive Officer of Management Science America, Inc., a mainframe applications software company that was acquired by The Dun & Bradstreet Corporation in 1989. Mr. Imlay served as Chairman of Dun & Bradstreet Software Services, Inc. for six years, until his retirement in 1996. He currently serves as director for Metromedia International Group, Inc. ("Metromedia"), IMS Health, Inc., Gartner Group, Inc., System One Technical, Inc., and the Atlanta Falcons.

         CARL E. SANDERS. Mr. Sanders (age 74) has served as a director of the Company since December 1998. He is Chairman of Troutman Sanders LLP, a law firm based in Atlanta, Georgia. Mr. Sanders was Governor of the State of Georgia from 1963 to 1967. Prior to becoming Governor, he served one term in the Georgia House of Representatives and three terms in the Georgia State Senate. Mr. Sanders currently serves as director for Metromedia, First Union Corporation of Georgia, Carmike Cinemas, Inc., Norrell Corporation, Learning Technologies, Ltd., Matria Corporation, and Healthdyne Information Enterprises, Inc.


          DIRECTORS CONTINUING IN OFFICE UNTIL THE 2000 ANNUAL MEETING

         STEPHEN J. CLEARMAN. Mr. Clearman (age 48) has served as a director of the Company since 1988. Mr. Clearman co-founded Geocapital Partners. Since 1984, he has served as a general partner of five

Geocapital venture capital partnerships. Two of these partnerships (Geocapital Ventures and Geocapital II, L.P.) were formerly principal stockholders of the Company. Mr. Clearman currently serves as a director of Expert Software, Inc., MemberWorks Incorporated, SeaMED Corporation and several private companies, all of which principally provide computer software or information services.

         STEVEN A. ODOM. Mr. Odom (age 46) joined the Company's Board in October 1994. In November 1994, he was appointed Chairman of the Board. In August 1995, he became Chairman and Chief Executive Officer of the Company and served in that capacity until December 1998, when he relinquished his Chief Executive Officer duties. From 1983 to 1987, he founded and served as Chairman and Chief Executive Officer of Data Contract Company, Inc. ("DCC"), a designer and manufacturer of intelligent data PBX systems, pay telephones and diagnostic equipment. From 1987 to 1990, he was Vice President for the Public Communications Division of Executone Information Systems, Inc., a public company that acquired DCC in 1987. Mr. Odom formerly served as a director for Telematic Products, Inc., a manufacturer of telephone central office equipment and Resurgens Communications Group, Inc. ("Old Resurgens"), a provider of long distance operator services that later merged with LDDS Communications, Inc., now known as WorldCom.

         JOHN D. ("JACK") PHILLIPS. Mr. Phillips (age 56) has served as a director of the Company since December 1994 and was appointed its President and Chief Executive Officer in December 1998. Mr. Phillips was Chairman of the Board and Chief Executive Officer of RCG and Cherry U.K. from October 1997 until December 1998, when both companies were acquired by the Company. In October 1997, RCG filed for bankruptcy protection under Chapter 11 of the United States Bankruptcy Code. The Company acquired RCG pursuant to RCG's resulting plan of reorganization. He was President, Chief Executive Officer and a director of Metromedia from November 1995 until December 1996. Metromedia was formed in November 1995 through the merger of The Actava Group, Inc. ("Actava"), Orion Pictures Corporation, MCEG Sterling Incorporated and Metromedia International Telecommunications, Inc. He served as President, Chief Executive Officer and a director of Actava from April 1994 until November 1995. In May 1989, Mr. Phillips became Chief Executive Officer of Old Resurgens and served in this capacity until September 1993 when Old Resurgens merged with Metromedia Communications Corporation and WorldCom.

MEETINGS AND COMMITTEES OF THE BOARD

         During 1998, the Board met eight times and took actions by unanimous written consent nine times. The Board has a standing Audit Committee and Compensation Committee. No incumbent Board member attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board which such director was eligible to attend during 1998 and (ii) the total number of meetings held by any committee of the Board upon which such director served during 1998.

         The Audit Committee, which presently consists of Mr. Clearman and Mr. Imlay, recommends engagement of independent auditors for the Company, reviews and approves services performed by such auditors, reviews and evaluates the Company's accounting system and its system of internal controls and performs other related duties delegated to such committee by the Board. The Audit Committee met two times during 1998.

         The Compensation Committee, which presently consists of Mr. Imlay and Mr. Sanders, performs such duties regarding compensation for executive officers as the Board may delegate to such Committee from time to time. The Compensation Committee met two times during 1998.

         The Board has not established a separate committee of its members to nominate candidates for election as directors.

DIRECTOR COMPENSATION

         Non-employee directors of the Company receive no cash compensation from the Company for their service as directors. Their compensation is in the form of stock warrants as discussed below. The directors are reimbursed for out-of-pocket travel and related expenses incurred in connection with their attendance at meetings of the Board or its committees and at other Company events to which they are invited.

         In December 1994, in an effort to attract and retain experienced executives to serve as outside directors for the Company, the Board adopted the Outside Directors' Warrant Plan (the "Warrant Plan"). The stockholders of the Company approved the Warrant Plan at the 1995 Annual Meeting of Stockholders.

         The purposes of the Warrant Plan are to attract and retain the best available personnel for service as directors of the Company, to provide additional incentive to the persons serving as directors of the Company, to align director and stockholder long-term interests and to encourage continued service on the Board. Warrants may be granted under the Warrant Plan only to directors of the Company who are neither employees of the Company nor of any of its affiliates. The aggregate number of shares of Common Stock authorized to be issued pursuant to the Warrant Plan is 1,200,000, subject to adjustment in certain instances as described below. Upon stockholder approval of Proposal 2 herein, the number of authorized shares will be increased to 2,400,000. The Warrant Plan provides that each eligible non-employee director elected to serve as a director of the Company may be granted, in the discretion of the Board, warrants to purchase no more than 450,000 shares of Common Stock in the aggregate. The initial exercise price of the warrants will be not less than the fair market value of the Common Stock subject to the warrant on the date of grant.

         In December 1998, Mr. Imlay and Mr. Sanders joined the Board and were each granted warrants to purchase 100,000 shares of Common Stock at an exercise price of $19.88 per share, the then current market value of the Common Stock. These warrants, which were fully vested upon issuance, expire on December 14, 2003.

         In December 1994, the Board also adopted the Directors' Warrant Incentive Plan (the "Directors' Incentive Plan") pursuant to which the Board may grant, beginning in February 1997, to each non-employee director on an annual basis warrants to purchase up to 50,000 shares of Common Stock at an exercise price per share equal to no less than 110% of the fair market value of the stock at the date of grant. No warrants may be granted under the Directors' Incentive Plan in a given year unless Common Stock has appreciated by a compounded annual average rate of return in excess of 35% for the four year period preceding the year of grant. The aggregate number of shares of Common Stock authorized to be issued pursuant to the Directors' Incentive Plan is 600,000 subject to adjustment in certain instances as described below.

         Warrants granted under the Warrant Plan and the Directors' Incentive Plan become exercisable in one or more installments, as the Board may determine, six months and one day after the date of the grant and expire on the fifth anniversary following the date of grant, provided that if the director has not attended at least 75% of the meetings of the Board for the year in which an installment first becomes exercisable, then such installment may not be exercised.

         In February 1998, the Board granted each of the four outside directors of the Company warrants to purchase 50,000 shares of Common Stock at an exercise price of $25.85. William P. O'Reilly and Stephen

E. Raville forfeited 50,000 warrants each in connection with their resignations from the Board during 1998. Mr. Phillips and Mr. Clearman continue to hold their respective warrants.

         Notwithstanding the foregoing, the Warrant Plan and the Directors' Incentive Plan provide that warrants awarded pursuant to these plans will become immediately exercisable (i) if the Company is to be consolidated with or acquired by another entity in a merger, (ii) upon the sale of substantially all of the Company assets or the sale of at least 90% of the outstanding Common Stock to a third party, (iii) upon the merger or consolidation of the Company with or into any other corporation or the merger or consolidation of any corporation with or into the Company (in which consolidation or merger the stockholders of the Company receive distributions of cash or securities as a result thereof), or (iv) upon the liquidation or dissolution of the Company.


                PROPOSAL 2 - APPROVAL OF THIRD AMENDMENT TO THE
                        OUTSIDE DIRECTORS' WARRANT PLAN

         In December, 1994, in an effort to attract and retain experienced executives to serve as outside directors, the Company established the Warrant Plan. The other purposes of the Warrant Plan are to provide additional incentive to the persons serving as directors of the Company, to align director and stockholder long-term incentives and to encourage the directors' continued service on the Board.

DESCRIPTION OF PROPOSED THIRD AMENDMENT

         The aggregate number of shares of Common Stock originally authorized for issuance pursuant to the Warrant Plan is 1,200,000. As of April 29, 1999, all shares available under the Warrant Plan had been issued or were contingently issuable upon the exercise of outstanding warrants. On December 14, 1998, the Board approved, subject to and effective upon stockholder approval, an amendment to the Warrant Plan (the "Third Amendment") that would authorize an additional 1,200,000 shares of Common Stock for issuance under the Warrant Plan, so that the total shares authorized for the Warrant Plan will be 2,400,000 shares.

         The Company believes that the increase in the authorized shares under the Warrant Plan is in the best interests of all stockholders and will further the purposes of the Warrant Plan. The Warrant Plan provides the Company with approximately $4.2 million of new capital in the future, assuming full exercise of all outstanding warrants. In addition, the nonqualified nature of the warrants may result in significant future tax deductions for the Company equal to the market value of the warrants on the dates of exercise.

BRIEF SUMMARY OF THE WARRANT PLAN

         The Warrant Plan, effective December 15, 1994, provides that each non-employee director elected to serve as a director of the Company may be granted, in the discretion of the Board, warrants to purchase up to 450,000 shares of Common Stock in the aggregate. The shares may be authorized but unissued, reacquired or forfeited shares of Common Stock. As of April 29, 1999, there were four non-employee directors who serve on the Board. Each warrant will have a five-year term. The initial exercise price of the warrants granted under the Warrant Plan may not be less than the fair market value of the Common Stock on the date of grant. The warrants shall become exercisable in one or more installments as the Board may determine; provided, that if a director has not attended at least 75% of the Board meetings for the year in which an installment first becomes exercisable, then such installment will not become exercisable at that time. Generally, no warrant will be exercisable within the first six (6) months of its term.

         Each warrant shall be exercisable only while the non-employee director remains a director of the Company and for sixty (60) days thereafter. This exercise period is extended to three (3) months if the termination of service is due to a total and permanent disability. Generally, the exercise period is extended to six (6) months following a non-employee director's death if death occurs while still a director, and the portion of the warrant exercisable is determined as if the director had lived and continued service as a director for an additional six (6) months. If death occurs during the three (3) months following termination of service as a director, the warrant may be exercised during the six (6) months following death, but only to the extent that it had accrued at the date of termination. Payment of the exercise price may be made in cash or check or any combination thereof. Warrants may not be transferred other than by will or by the laws of descent or distribution, or pursuant to a qualified domestic relations order.

         If there is any change in the Common Stock by reason of recapitalization, reclassification, reverse or forward stock split, stock dividend, merger, consolidation, split-up, spin-off, combination or exchange of shares, then the Board will make an appropriate and equitable adjustment to the number and kind of shares that are issuable under the Warrant Plan and the exercise price thereof. Warrants to be issued pursuant to the Warrant Plan will become immediately exercisable (i) if the Company is to be consolidated with or acquired by another entity in a merger; (ii) upon the sale of substantially all of the Company's assets or the sale of at least 90% of the outstanding Common Stock to a third party; (iii) upon the merger or consolidation of the Company with or into any other corporation, or the merger or consolidation of any corporation with or into the Company (in which consolidation or merger the stockholders of the Company receive distributions of cash or securities as a result thereof); or (iv) upon the liquidation or dissolution of the Company.

         The Board has the authority to: (i) determine, upon review of relevant information and in accordance with the Warrant Plan, the fair market value of the Common Stock; (ii) interpret the Warrant Plan; (iii) prescribe, amend and rescind rules and regulations relating to the Warrant Plan; (iv) authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of a warrant granted under the Warrant Plan; and (v) make all other determinations deemed necessary or advisable for the administration of the Warrant Plan. All Board determinations will be final and binding on all participants.

         The Warrant Plan will continue until 10 years after the earlier of its adoption or effective date unless earlier terminated by the Board. The Board may also amend the Warrant Plan. Amendment or termination of the Warrant Plan will not affect warrants already granted under the Warrant Plan, unless otherwise agreed in writing between the participant and the Company.

         As of April 29, 1999, there were 267,340 warrants issued and outstanding under the Warrant Plan at exercise prices ranging from $2.25 to $19.88 per share, all of which were exercisable. As of April 29, 1999, 958,660 warrants have been exercised under the Warrant Plan. Current non-employee directors of the Company have been granted warrants to acquire the following number of shares of Common Stock under the Warrant Plan: Mr. Clearman -- 126,000; Mr. Imlay -- 100,000; and Mr. Sanders -- 100,000.

         Federal Income Tax. Consequences. The federal income tax consequences to a holder of a warrant issued under the Warrant Plan are the same as the federal income tax consequences to a holder of a non-qualified stock option issued under the Company's 1998 Incentive Equity Plan. For a description of this tax treatment, see "PROPOSAL 3 - APPROVAL OF FIRST AMENDMENT TO THE 1998 INCENTIVE EQUITY PLAN - Brief Summary of the 1998 Plan - Federal Income Tax Consequences" in this Proxy Statement.

THE BOARD OF DIRECTORS OF WORLD ACCESS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS OF WORLD ACCESS VOTE "FOR" THE APPROVAL OF THE THIRD AMENDMENT TO THE OUTSIDE DIRECTORS' WARRANT PLAN.

                PROPOSAL 3 - APPROVAL OF FIRST AMENDMENT TO THE
                           1998 INCENTIVE EQUITY PLAN

         On December 9, 1997, the Board adopted the 1998 Incentive Equity Plan (the "1998 Plan"), which was approved by the stockholders of the Company on November 30, 1998. The purposes of the 1998 Plan are to attract, motivate and retain the best available personnel for service as officers, key employees, consultants, independent contractors and other agents of the Company, to provide additional equity ownership opportunities to such individuals and align the long-term interests of these individuals with those of the stockholders of the Company.

DESCRIPTION OF PROPOSED FIRST AMENDMENT TO THE 1998 PLAN

         The aggregate number of shares of Common Stock originally authorized for issuance pursuant to the 1998 Plan was 5,000,000. As of April 29, 1999, all but 867,900 shares available under the 1998 Plan had been issued or were contingently issuable upon the exercise of outstanding options under the 1998 Plan. On April 16, 1999, the Board approved, subject to and effective upon stockholder approval, an amendment to the 1998 Plan that would authorize an additional 2,500,000 shares of Common Stock for issuance under the 1998 Plan, so that the total shares authorized for the 1998 Plan will be 7,500,000 shares. The Company believes that the increase in the authorized shares under the 1998 Plan is in the best interests of all stockholders and will further the purposes of the 1998 Plan.

BRIEF SUMMARY OF THE 1998 PLAN

         The 1998 Plan generally provides for long-term incentive compensation in the form of stock options, restricted stock, performance shares and other stock-based awards and other types of benefits. To date, all grants under the 1998 Plan have consisted of non-qualified stock options ("NSOs").

Stock Options consist of incentive stock options ("ISOs") and NSOs. The Company intends that ISOs granted under the 1998 Plan qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). NSOs are stock options that do not qualify as ISOs. Stock Options, Restricted Stock and Performance Shares collectively are referred to as "Awards." Other stock-based awards and/or other types of benefits may be awarded under the 1998 Plan, if believed to further the purposes for which the 1998 Plan was established. Such other awards may consist of the grant of shares based on certain conditions, the payment of cash based on the market performance of the Common Stock, and the grant of securities convertible into shares of Common Stock.

Administration. The Compensation Committee of the Board (the "Committee") administers the 1998 Plan. The Committee consists of two or more members of the Board who are "non-employee directors" as defined in Rule 16b-3 promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and are "outside directors" as defined in Code Section 162(m) and the regulations thereunder. The Committee has full discretionary authority to decide to whom and when to grant an Award, the type of Award granted, the number of shares of the Common Stock covered by the Award and the terms, conditions, performance criteria, restrictions and other provisions of the Award. The Committee decides whether and to what extent Awards will be structured to conform with Code Section 162(m) requirements applicable to performance-based compensation. All decisions of the Committee and its actions with respect to the 1998 Plan are final, binding and conclusive.

Shares Available. Not more than 1,000,000 of the authorized shares may be issued as Restricted Stock and not more than 1,000,000 of such shares may be issued as Performance Shares. The number of shares available under the 1998 Plan will be adjusted by shares of the Common Stock subject to Awards under the 1998 Plan that are expired, terminated, surrendered or canceled without having been fully exercised, or if Restricted Stock or Performance Shares are forfeited.

These limits are subject to adjustment as provided in the 1998 Plan for stock splits, stock dividends, recapitalizations and other similar transactions or events. (See "Adjustments" below.) Shares issued under the 1998 Plan may be authorized but unissued shares, reacquired shares, shares acquired by the Company in the open market, or any combination thereof. As of April 29, 1999, the fair market value of the Common Stock subject to Awards under the 1998 Plan was $12.19 per share.

Eligibility. Key employees, directors, consultants, independent contractors or other agents of the Company and its related companies are eligible to participate in the 1998 Plan. As of April 29, 1999, 437 persons were participants in the 1998 Plan.

Stock Options. Grant and Transferability of Stock Options. Stock Options granted under the 1998 Plan represent rights to purchase shares of Common Stock within a fixed period of time and at a specified price per share (the "Exercise Price"). The Committee is authorized in its sole discretion to grant either ISOs, NSOs or both for the purchase of the Common Stock. An optionee may designate a beneficiary to receive his or her Awards in the event of death. In addition, an optionee may transfer a Stock Option by will, by the laws of descent and distribution or, with respect to NSOs only, pursuant to a qualified domestic relations order.

         Exercise Price. An optionee does not pay any consideration for the grant of a Stock Option. The Exercise Price of each Stock Option will be the fair market value of the Common Stock on the date of grant (110% of the fair market value of the Common Stock as of the date of grant for an ISO optionee who owns more than 10% of the voting power of all classes of stock of either the Company or any "parent" or "subsidiary" of the Company as defined in Code
Section 424). However, the Exercise Price for no more than an aggregate of 500,000 shares under NSOs may be as low as 50% of the fair market value on the date of grant.

         Cancellation and Reissuance. Pursuant to the terms of the 1998 Plan, the Exercise Price of any Stock Option granted or awarded under the 1998 Plan may not be reduced by any method, including by cancellation and reissuance, without the approval of the Company's stockholders.

         Exercise of Stock Options. Each Stock Option granted under the 1998 Plan may be exercised on such dates, during such periods and for such number of shares as may be determined by the Committee and provided in an agreement between The Company and the optionee. Upon the exercise of a Stock Option, the optionee must pay the full Exercise Price of the Stock Option. The Exercise Price may be paid in cash, by the surrender of all or part of an Award, by the tender to The Company of shares owned by and registered to the optionee, by any combination of the foregoing methods or by any other form of payment permitted by the Committee. An optionee will first have rights as a stockholder of the Company only when the optionee has paid the Exercise Price of the Stock Option in full and the shares have been issued to the optionee. Once determined, the Exercise Price of any Stock Option may not be reduced by any method, including by cancellation and reissuance, without stockholder approval.

         Expiration Date. Although the Committee will decide the term of each Stock Option, the term may generally not exceed ten years from the date of grant (or five years from the date of grant for an ISO optionee who owns more than 10% of the voting power of all classes of stock of either the Company or any "parent" or "subsidiary" of The Company as defined in Code Section 424).

         Change of Control. A Change of Control (as defined in the 1998 Plan) of the Company will not limit the Committee's ability to convert, modify, forfeit or cancel any Award. The Committee may specify in any agreement between the Company and an optionee the effect, if any, a Change of Control will have on such agreement and the Awards granted thereunder.

Restricted Stock. The Committee may award Restricted Stock in its discretion. The Committee will specify in an agreement the manner in which Restricted Stock will vest and become nonforfeitable, as well as any conditions, restrictions and contingencies to which the Restricted Stock may be subject. A recipient of Restricted Stock may or may not, at the Committee's discretion, have immediate rights of ownership in the shares of Restricted Stock, including the right to vote the shares and the right to receive dividends with respect to the shares. A recipient may not transfer shares of Restricted Stock while such shares are still subject to restriction. The restrictions on the Restricted Stock shall elapse (i) no sooner than one year from the date of grant where the restrictions are based upon the satisfaction of performance criteria established by the Committee, or (ii) no sooner than on a pro rata basis over a three year period beginning on the date of grant where such restrictions are based on the passage of time.

Performance Shares. The Committee may award Performance Shares at its discretion, which represent the right to receive Common Stock or cash equal to the fair market value of such Common Stock at a future date. Performance Shares are subject to certain terms and conditions determined by the Committee, which are generally expected to be based substantially on the attainment of targeted financial and/or operational performance objectives.

Other Stock-Based Awards and Other Benefits. The Committee may award other stock-based awards at its discretion, including the grant of shares based on certain conditions, the payment of cash based on the market performance of the Common Stock, and the grant of securities convertible into stock. The Committee may also award other types of benefits at its discretion, if the Committee believes such benefits would further the purposes of the 1998 Plan.

Termination and Amendment. The Committee may terminate or amend the 1998 Plan at any time. Any amendment will not adversely affect the rights of individuals who have outstanding Awards unless such individuals agree to such amendment. Except as provided in any agreement, the Committee may waive any restrictions or conditions applicable to, or may accelerate the vesting of, any Award. The Committee may not amend the 1998 Plan without stockholder approval in a manner that would (i) cause outstanding options which are intended to qualify as ISOs to fail to so qualify, (ii) cause the 1998 Plan to fail to meet the requirements of Rule 16b-3 or (iii) violate applicable law or rules.

Adjustments. If there is any change in the Common Stock by reason of recapitalization, reclassification, reverse or forward stock split, stock dividend, merger, consolidation, split-up, spin-off, combination or exchange of shares, then the Committee will make an appropriate and equitable adjustment to the number and kind of shares that are issuable under the 1998 Plan and the Exercise Price thereof.

Federal Income Tax Consequences. The following is a brief general description of the consequences under the Code of the receipt or exercise of awards under the 1998 Plan:

Incentive Stock Options. An optionee has no tax consequences upon grant or, generally, upon exercise of an incentive stock option ("ISO"). An optionee will recognize income when he or she sells or exchanges the shares acquired upon exercise of an ISO. This income will be taxed at the applicable capital gains rate if the sale or exchange occurs after the expiration of the requisite holding periods. Generally, the requisite holding periods expire two years after the date of grant of the ISO and one year after the date of acquisition of the Common Stock pursuant to the exercise of the ISO.

If an optionee disposes of the Common Stock acquired pursuant to exercise of an ISO before the expiration of the requisite holding periods, the optionee will recognize compensation income in an amount equal to the difference between the option price and the lesser of (i) the fair market value of the shares on the date of exercise and (ii) the price at which the shares are sold. This amount will be taxed at ordinary income rates. If the sale price of the shares is greater than the fair market value on the date of exercise, the difference will be recognized as gain by the optionee and taxed at the applicable capital gains rate. If the sale price of the shares is less than the option price, the optionee will recognize a capital loss equal to the excess of the option price over the sale price. An optionee may have tax consequences upon exercise of an ISO if the aggregate fair market value of shares of the Common Stock subject to ISOs which first become exercisable by an optionee in any one calendar year exceeds $100,000. If this occurs, the excess shares will be treated as though they are subject to an NSO instead of an ISO. Upon exercise of an option with respect to these shares, the optionee will have the tax consequences described below with respect to the exercise of NSOs.

Finally, except to the extent that an optionee has recognized income with respect to the exercise of an ISO, the amount by which the fair market value of a share of the Common Stock at the time of exercise of the ISO exceeds the option price will be included in determining an optionee's alternative minimum taxable income, and may cause the optionee to incur an alternative minimum tax liability in the year of exercise.

There will be no tax consequences to the Company upon issuance or, generally, upon exercise of an ISO. However, to the extent that an optionee recognizes ordinary income upon exercise, as described above, the Company generally will have a deduction in the same amount.

Nonqualified Stock Options. Neither the Company nor the optionee has income tax consequences from the grant of NSOs. Generally, in the tax year when an optionee exercises NSOs, the optionee recognizes ordinary income in the amount by which the fair market value of the shares at the time of exercise exceeds the option price for such shares. The Company generally will have a deduction in the same amount as the ordinary income recognized by the optionee in the Company's tax year in which or with which the optionee's tax year (of exercise) ends.

Restricted Stock. A holder of restricted stock will recognize income upon its receipt, but generally only to the extent that it is not subject to a substantial risk of forfeiture. If the restricted stock is subject to restrictions that lapse in increments over a period of time, so that the holder becomes vested in a portion of the shares as the restrictions lapse, the holder will recognize income in any tax year only with respect to the shares that become nonforfeitable during that year. The income recognized will be equal to the fair market value of those shares, determined as of the time that the restrictions on those shares lapse. That income generally will be taxable at ordinary income tax rates. The Company generally will be entitled to a deduction in the amount equal to the amount of ordinary income recognized by the holder of the restricted stock.

A holder of restricted stock may elect instead to recognize ordinary income for the taxable year in which he or she receives an award of restricted stock in the amount equal to the fair market value of all shares of restricted stock awarded to him or her (even if the shares are subject to forfeiture). That income will be taxable at ordinary income tax rates. At the time of disposition of the shares, a holder who has made such an election will recognize gain in an amount equal to the difference between the sales price and the fair market value of the shares at the time of the award. Such gain will be taxable at the applicable capital gains rate. Any such election must be made within 30 days after the transfer of the restricted stock to the holder. The Company will generally be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the holder at the time of his election.

Performance Shares. A holder of performance shares will not recognize income upon grant of the performance shares so long as they are subject to a substantial risk of forfeiture. If the performance shares are subject to restrictions that lapse in increments over a period of time, so that the holder becomes vested in a portion of the shares as the restrictions lapse, the holder will recognize income in any tax year only with respect to the shares that become nonforfeitable (and for which shares of the Company's common stock are issued) during that year. The income recognized will be equal to the fair market value of the share issued determined as of the time of share issuance. That income generally will be taxable at ordinary income tax rates. The Company generally will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the holder of the performance shares.

Current executive officers have been granted options to acquire the following number of shares of Common Stock under the 1998 Plan: Mr. Phillips--1,000,000; Mr. Odom--400,000; Mr. Gergel--200,000; Mr. Wallace--200,000; and Mr.
Chmar--100,000.

THE BOARD OF DIRECTORS OF WORLD ACCESS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS OF WORLD ACCESS VOTE "FOR" THE APPROVAL OF THE FIRST AMENDMENT TO THE 1998 INCENTIVE EQUITY PLAN.

                     PROPOSAL 4 - APPROVAL AND ADOPTION OF
               INCENTIVE COMPENSATION PLAN FOR SENIOR EXECUTIVES

         On April 16, 1999, the Board adopted the Company's Short-Term Incentive Plan for Senior Executives (the "Incentive Plan"), subject to and effective upon stockholder approval. If the stockholders approve the Incentive Plan at the Meeting, the Incentive Plan will be effective as of April 1, 1999.

         The purpose of the Incentive Plan is to promote the interests of the Company and its stockholders by providing incentive to eligible senior executives to make significant contributions to the performance of the Company and to reward outstanding performance on the part of those individuals whose decisions and actions most significantly impact the growth, profitability and efficient operation of the Company.

         Compensation paid under the Incentive Plan is intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code. Stockholder approval is sought for the Incentive Plan in order to meet the requirements of Code Section 162(m).

TYPES OF INCENTIVE COMPENSATION

         The Incentive Plan generally provides for cash bonus awards
("Bonuses").

ADMINISTRATION

         The Compensation Committee of the Board (the "Incentive Plan Committee") will administer the Incentive Plan. If the Incentive Plan Committee is not comprised solely of "outside directors" (as defined in Code Section 162(m)), then any responsibilities of the Incentive Plan Committee in connection with the operation of the Incentive Plan will be carried out by a subcommittee of the Incentive Plan Committee, consisting solely of two or more outside directors. The Incentive Plan Committee will construe and interpret the Incentive Plan, and adopt any rules and regulations governing the administration of the Incentive Plan. All decisions of the Incentive Plan Committee and its actions with respect to the Incentive Plan are final, binding and conclusive. It is intended that the Incentive Plan be administered and interpreted so that the Bonuses satisfy the applicable requirements of Code
Section 162(m).

ELIGIBILITY

         The Chief Executive Officer and any other employee who, in the opinion of the Incentive Plan Committee, (i) will have compensation for the particular year sufficient to result in the employee being listed in the Summary Compensation Table as required by Item 402(a)(3) of Regulation S-K, or (ii) otherwise qualifies as a key employee of the Company, shall be eligible to participate in the Incentive Plan.

PERFORMANCE AWARDS

         No later than ninety (90) days after the beginning of a particular performance period, the Incentive Plan Committee will specify in writing the performance goals and the range of bonuses for that period. Performance goals may vary among participants. The performance goals will be based on certain financial criteria, which include: (i) gross revenue; (ii) net operating income; (iii) earnings before interest, taxes, depreciation, amortization and other non-cash items ("EBITDA"); (iv) earnings before interest and taxes ("EBIT"); (v) return on equity, (vi) earnings per share, (vii) return on capital; (viii) return on assets; (ix) economic profit; (x) economic value;
(xi) sales growth; (xii) gross margin return on investment; (xiii) fair market value of the Common Stock (xiv) consolidated earnings; (xv) consolidated net income; (xvi) operating profit margin; (xvii) total capital; (xviii) total stockholder's equity; (xix) related return ratios; (xx) cash flow;

(xxi) productivity objectives; (xxii) overhead ratios; (xxiii) expenses; (xxiv) expense to sales ratios. The criteria may apply to the performance of a business unit, subsidiary or other related entity of The Company, provided that the participant subject to such criteria is a senior executive officer of such business unit, subsidiary or other related entity. These factors shall not be altered or replaced by any other criteria without ratification by the stockholders of the Company if failure to obtain such approval would result in jeopardizing the tax deductibility of Bonuses to participants. The financial criteria may be calculated without regard to (i) losses from discontinued operations; (ii) extraordinary gains or losses; and (iii) the cumulative effect of changes in accounting principles.

         After the end of each plan year, the Incentive Plan Committee will certify in writing for each participant whether or not the performance goals were met for that plan year. Bonuses for a given plan year will be paid in cash as soon as practicable following the end of the plan year (see "Change in Control" below for an exception).

         No Bonus granted to a participant under the Incentive Plan is assignable or transferable, except by will or by the laws of descent and distribution.

LIMITATION OF AWARDS

         The maximum amount of a Bonus is $2,500,000.

TERMINATION AND AMENDMENT OF THE INCENTIVE PLAN

         The Board may amend, modify or terminate the Incentive Plan at any time. No amendment, modification or termination will affect payment of a Bonus for a plan year already ended.

TERMINATION OF EMPLOYMENT

         If a participant's employment with the Company terminates prior to the end of a plan year, the Incentive Plan Committee will determine at its discretion whether or not the participant will receive any Bonus for the plan year, and the amount of such Bonus. No Bonus will be paid to a participant whose employment is terminated by reason of "dismissal for cause" (as defined in the Incentive Plan).

CHANGE IN CONTROL

         If the Company experiences a "change in control" (as defined in the Incentive Plan), the Incentive Plan Committee may in its discretion deem a participant who is an employee on the date of the change in control, to have earned all or any portion of the Bonus for that plan year. This is subject to any contractual arrangements between the Company and the participant. Bonuses payable upon a change in control will be paid in cash to the participant as soon as practicable following the effective date of the change in control.

FEDERAL INCOME TAX CONSEQUENCES

         Under present federal income tax regulations, participants will receive ordinary income equal to the amount of the Bonus received in the year of receipt. The Company will receive a deduction for the amount constituting ordinary income to the participant, provided that the Incentive Plan satisfies the requirements of Code Section 162(m), which limits the deductibility of nonperformance-related compensation paid to certain corporate executives. It is the Company's intention that the Incentive Plan be constructed and administered in a manner which maximizes the deductibility of compensation for the Company under Code Section 162(m).

ERISA. The Incentive Plan is not, and is not intended to be, an employee benefit plan or tax-qualified retirement plan. The Incentive Plan is not, therefore, subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Code Section 401(a).

THE BOARD OF DIRECTORS OF WORLD ACCESS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS OF WORLD ACCESS VOTE "FOR" THE APPROVAL AND ADOPTION OF THE INCENTIVE COMPENSATION PLAN FOR SENIOR EXECUTIVES.


                               EXECUTIVE OFFICERS

INFORMATION REGARDING EXECUTIVE OFFICERS

         The information with respect to the Company's executive officers is set forth in Item 4.5 of Part I of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998.

EXECUTIVE COMPENSATION

         Summary of Compensation. The following table sets forth the cash and non-cash compensation awarded or paid by the Company for services rendered during each of the years in the three year period ended December 31, 1998 to its Chief Executive Officer and other executive officers whose compensation exceeded $100,000 ("Named Executives").

                           SUMMARY COMPENSATION TABLE

                                                                          LONG-TERM
                                                                         COMPENSATION
                                                                            AWARDS
                                                                        --------------

                                                        ANNUAL            SECURITIES
          NAME AND                                   COMPENSATION         UNDERLYING        ALL OTHER
     PRINCIPAL POSITION               YEAR      SALARY($)     BONUS($)    OPTIONS (#)    COMPENSATION($)
     ------------------               ----      ---------     --------    -----------    ---------------
John D. Phillips (1) (2)              1998      $ 26,000      $     --       50,000          $     --
   President and Chief Executive      1997            --            --       50,000                --
   Officer                            1996            --            --           --                --
Steven A. Odom (3) (4)                1998       257,500            --           --             5,000
   Chairman of the Board              1997       143,000       165,000      424,000             4,300
                                      1996       200,000       100,000      105,000                --
Hensley E. West (4) (5) (7)           1998       216,300            --           --           401,500
   Former President and Chief         1997       125,100       142,500      320,000            10,100
   Operating Officer                  1996       175,000        87,500       91,875            35,000
A. Lindsay Wallace (6)                1998       160,400        65,000       70,000             4,200
   President of World Access          1997            --            --           --                --
   Equipment Group                    1996            --            --           --                --
Mark A. Gergel (4) (8)                1998       168,100            --           --             4,200
   Executive Vice President and       1997        97,500       115,000      216,000            28,000
   Chief Financial Officer            1996       110,000       110,000       37,500               800

----------------
(1) Mr. Phillips joined the Board in December 1994 and was appointed President and Chief Executive Officer in December 1998. His current annual base salary is $625,000.

(2) Under the Directors' Incentive Plan, Mr. Phillips was granted warrants to purchase 50,000 shares of Common Stock at $9.21 per share and $25.85 per share in 1997 and 1998, respectively. These warrants were fully vested as of December 31, 1998.
(3) Mr. Odom served as Chairman and Chief Executive Officer of the Company from August 1995 until December 1998, when he resigned as Chief Executive Officer.
(4) Long-Term Compensation Awards for 1997 include non-qualified stock options granted in December 1997 under the 1998 Plan. The securities underlying options for 1997 under this grant include: Mr. Odom - 400,000 shares; Mr. West - 300,000 shares; and Mr. Gergel - 200,000 shares. These options, which were issued subject to stockholder approval, were scheduled to vest 25% on each of the first four anniversaries from the date of grant and were exercisable at $19.00 per share, the market price of Common Stock at the date of grant. The 1998 Plan was approved by the Company's stockholders on November 30, 1998, when the market price of the Common Stock was $20.31 per share. In order for the Company not to record compensation expense related to these options, Messrs. Odom, West and Gergel agreed on November 30, 1998 to amend the exercise price for the options from $19.00 per share to $20.31 per share. In exchange, the Company agreed to amend the vesting schedule of these options to 34% on November 30, 1998, 33% on November 30, 1999 and 33% on November 30, 2000.
(5) Mr. West served as President and Chief Operating Officer of the Company from January 1996 to December 1998, and as President of the World Access Equipment Group from December 1998 until his resignation on February 3, 1999. Under the terms of a letter agreement dated December 14, 1998, Mr. West will continue to be paid his annual base salary of $400,000 through January 15, 2000. The total value of the compensation and benefits to be paid to Mr. West under this letter agreement is $389,000 and is included in All Other Compensation.
(6) Mr. Wallace joined the Company on February 27, 1998 in connection with the Company's acquisition of a majority interest in NACT Telecommunications, Inc. ("NACT"). His current annual base salary is $270,000. The 70,000 non-qualified stock options granted to Mr. Wallace in 1998 vest 25% on each of the first four anniversaries from the date of grant.
(7) Mr. West was paid $7,000 in 1997 and 1998 for life insurance benefits provided to him by the Company. During 1996, Mr. West was paid a flat sum allowance of $35,000 for the relocation of his household to Atlanta, Georgia.
(8) During 1997, Mr. Gergel was paid a flat sum allowance of $25,000 for the relocation of his household to Atlanta, Georgia.
(9) Except as noted above, All Other Compensation represents matching contributions by the Company under its 401(k) Plan.

                       OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth information regarding the grant of stock options to the Named Executives during the year ended December 31, 1998.



                                                                                          POTENTIAL REALIZABLE
                                              INDIVIDUAL GRANTS                           VALUE ($) AT ASSUMED
                        --------------------------------------------------------------       ANNUAL RATES OF
                         NUMBER OF            % OF                                             STOCK PRICE
                        SECURITIES       TOTAL OPTIONS                                      APPRECIATION FOR
                        UNDERLYING         GRANTED TO         EXERCISE                        OPTION TERM(3)
                          OPTIONS         EMPLOYEES IN          PRICE       EXPIRATION   -----------------------
       NAME               GRANTED         FISCAL YEAR         PER SHARE        DATE          5%           10%
       ----             ----------       -------------        ---------     ----------   ----------   ----------
John D. Phillips(1)        50,000             1.3%             $25.85         3/15/03    $   23,000   $  312,000


A. Lindsay Wallace(2)      70,000             1.8               23.50         2/27/03       189,000      583,100
                          134,294             3.4               11.15        11/25/01     1,826,400    2,324,600
                           26,836              .7               16.25         7/06/02       244,700      365,800

---------------
(1) Represents 50,000 warrants granted to Mr. Phillips in March 1999 pursuant to the Directors' Incentive Plan. These warrants became fully vested on December 31, 1998.
(2) In February 1998, Mr. Wallace was granted 70,000 non-qualified options under the 1998 Plan. These options vest 25% on each of the first four anniversaries from date of grant. In connection with the Company's acquisition of a majority interest in NACT in February 1998, Mr. Wallace received 161,130 non-qualified stock options in exchange for all of the options he held to purchase common stock of NACT.
(3) The 5% and 10% appreciation rates are set forth in the Commission rules and no representation is made that Common Stock will appreciate at these assumed rates or at all.

                    AGGREGATED OPTION AND WARRANT EXERCISES
             IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

         The following table sets forth information concerning the value of director warrants and employee options exercised by the Named Executives during 1998 and the value at December 31, 1998 of unexercised warrants and options held by each such officer. The value of unexercised warrants and options reflects the increase in market value of Common Stock from the date of grant through December 31, 1998.

                                                                            NUMBER OF
                                                                            SECURITIES               VALUE OF
                                                                            UNDERLYING             UNEXERCISED
                                                                           UNEXERCISED           IN-THE-MONEY (2)
                                                                           WARRANTS AND            WARRANTS AND
                                    NUMBER OF                                OPTIONS                 OPTIONS
                                      SHARES                               AT 12-31-98             AT 12-31-98
                                   ACQUIRED ON           VALUE             EXERCISABLE/            EXERCISABLE/
NAME                                 EXERCISE         REALIZED (1)        UNEXERCISABLE           UNEXERCISABLE
----                               -----------        ------------       ---------------        -----------------
John D. Phillips                          --                    --       167,340/---            $1,809,200/$---
Steven A. Odom                       500,000           $10,882,500       315,000/264,000        2,307,500/282,500
Hensley E. West                      200,000             4,532,000       170,125/398,000        800,700/3,731,900
A. Lindsay Wallace                    56,250               674,800       104,880/70,000         936,100/---
Mark A. Gergel                        39,125               700,000       181,625/132,000        1,535,400/141,200

(1) The "value realized" represents the difference between the exercise price of the shares and the market price of the shares on the date the warrants and options were exercised. The value realized was determined without considering any taxes which may have been owed.
(2) "In-the-Money" warrants and options have an exercise price less than $21.38 per share, the closing price of Common Stock as of December 31, 1998.

EXECUTIVE EMPLOYMENT AGREEMENTS

         On April 16, 1999, the Company entered into new employment agreements with each of John D. Phillips, the Company's President and Chief Executive Officer, Steven A. Odom, the Company's Chairman of the Board of Directors, Mark
A. Gergel, the Company's Executive Vice President and Chief Financial Officer, and W. Tod Chmar, the Company's Executive Vice President and Secretary. With respect to Messrs. Odom and Gergel, these agreements amended and restated employment agreements that previously defined their terms of employment entered into in December 1998.

         Mr. Phillips' employment agreement provides for a base salary of $625,000 per year. The agreement further provides that Mr. Phillips may be awarded an annual bonus in the discretion of the Board pursuant to a bonus or incentive plan or otherwise. The initial term of the agreement is three years, with an automatic one-year extension on each anniversary of the agreement's effective date unless either party to the agreement gives notice of termination. If, during the term of the agreement, Mr. Phillips' employment with the Company is terminated (i) by the Company without Cause (as defined below) or (ii) by Mr. Phillips for Good Reason (as defined below), Mr. Phillips will be entitled to an amount in cash equal to two times his base annual salary, which will be paid in bi-weekly installments over a period of 24 months, and to his then current life insurance, disability, medical, dental and hospitalization benefits for a period of 24 months or such longer period as may be provided by the terms of the appropriate program, all of Mr. Phillips' stock options, warrants and stock appreciation rights granted on or prior to the date of his employment agreement shall become fully vested and immediately exercisable until the first anniversary of Mr. Phillips' termination date, and all performance units granted to Mr. Phillips at any time prior to his termination shall become fully vested.

         Mr. Odom's employment agreement provides for a base salary of $625,000 per year. The agreement further provides that Mr. Odom may be awarded an annual bonus in the discretion of the Board pursuant to a bonus or incentive plan or otherwise. The initial term of the agreement is three years, with an automatic one-year extension on each anniversary of the agreement's effective date unless either party to the agreement gives notice of termination. If, during the term of the agreement, Mr. Odom's employment with the Company is terminated (i) by the Company without Cause or (ii) by Mr. Odom for Good Reason following a Change of Control (as defined below), Mr. Odom will be entitled to an amount in cash equal to two times his base annual salary which will be paid in bi-weekly installments over a period of 24 months, and to his then current life insurance, disability, medical, dental and hospitalization benefits for a period of 24 months or such longer period as may be provided by the terms of the appropriate program, all of his stock options, warrants and stock appreciation rights granted on or prior to the date of his employment agreement shall become fully vested and immediately exercisable until the first anniversary of his termination date, and all performance units granted to Mr. Odom at any time prior to his termination shall become fully vested. Notwithstanding these provisions, if Mr. Odom terminates his employment for any reason, he will receive the same treatment with respect to his options, warrants, rights and performance units.

         Mr. Gergel's employment agreement provides for a base salary of $300,000 per year. The agreement further provides that Mr. Gergel may be awarded an annual bonus in the discretion of the Board pursuant to a bonus or incentive plan or otherwise. The initial term of the agreement is three years, with an automatic one-year extension on each anniversary of the agreement's effective date unless either party to the agreement gives notice of termination. If, during the term of the agreement, Mr. Gergel's employment with the Company is terminated (i) by the Company without Cause or (ii) by Mr. Gergel for Good Reason following a Change of Control, Mr. Gergel will be entitled to an amount in cash equal to his base annual salary, which will be paid in bi-weekly installments over a period of 12 months, and to his then current life insurance, disability, medical, dental and hospitalization benefits for a period of 12 months or such longer period as may be provided by the terms of the appropriate program, all of Mr. Gergel's stock options, warrants and stock appreciation rights granted on or prior to the date of his employment agreement shall become fully vested and immediately exercisable until the first anniversary of Mr. Gergel's termination date, and all performance units granted to Mr. Gergel at any time prior to his termination shall become fully vested. Notwithstanding these provisions, if Mr. Gergel terminates his employment for any reason, in addition to receiving the same treatment with respect to his options, warrants, rights and performance units, he shall be entitled to an amount of cash equal to one-half of his base annual salary and the benefits described above for a period of six months.

         Mr. Chmar's employment agreement provides for a base salary of $300,000 per year. The agreement further provides that Mr. Chmar may be awarded an annual bonus in the discretion of the Board pursuant to a bonus or incentive plan or otherwise. The initial term of the agreement is three years, with an automatic one-year extension on each anniversary of the agreement's effective date unless either party to the agreement gives notice of termination. If, during the term of the agreement, Mr. Chmar's employment with the Company is terminated (i) by the Company without Cause or (ii) by Mr. Chmar for Good Reason, Mr. Chmar will be entitled to an amount in cash equal to his base annual salary, which will be paid in bi-weekly installments over a period of 12 months, and to his then current life insurance, disability, medical, dental and hospitalization benefits for a period of 12 months or such longer period as may be provided by the terms of the appropriate program, all of Mr. Chmar's stock options, warrants and stock appreciation rights granted on or prior to the date of his employment agreement shall become fully vested and immediately exercisable until the first anniversary of Mr. Chmar's termination date, and all performance units granted to Mr. Chmar at any time prior to his termination shall become fully vested.

         For the purposes of the employment agreements with each of Messrs. Phillips, Odom, Gergel and Chmar, the following definitions apply:

         A termination of employment is for "Cause" if the employee has been convicted of a felony or a felony prosecution has been brought against the employee or if the termination is evidenced by a resolution adopted in good faith by two-thirds (2/3) of the Board that the employee (i) intentionally and continually failed substantially to perform his reasonably assigned duties (other than a failure resulting from the employee's incapacity due to physical or mental illness or from the employee's assignment of duties that would constitute Good Reason) which failure continued for a period of at least 30 days after a written notice of demand for substantial performance has been delivered to the employee specifying the manner in which the employee has failed substantially to perform or (ii) intentionally engaged in illegal conduct or gross misconduct which results in material economic harm to the Company.

         "Good Reason" means a good faith determination by the employee that any one or more of the following events has occurred, without the employee's express written consent:

                       (i) the assignment to the employee of any duties inconsistent with the employee's position, authority, duties or responsibilities as in effect immediately prior to the date of his employment agreement, or any other action by the Company that results in a material diminution in such position, authority, duties or responsibilities; (ii) a reduction by the Company in the employee's base salary, or a change in the eligibility requirements or performance criteria under any bonus, incentive or compensation plan, program or arrangement under which the employee is covered immediately prior to his termination date which adversely affects the employee;
         (iii) any failure to pay the employee any compensation or benefits to which he is entitled within five days of the date due; (iv) the Company's requiring the employee to be based anywhere other than within 50 miles of the employee's job location as of the date of his employment agreement, except for reasonably required travel on the Company's business which is not greater than such travel requirements prior to the date of his employment; (v) the taking of any action by the Company that would materially adversely affect the physical conditions existing in or under which the employee performs his employment duties; (vi) the insolvency or the filing of a petition for bankruptcy by the Company; (vii) any purported termination of the employee's employment for Cause by the Company which does not comply with his terms of his employment agreement; or (viii) any breach by the Company of any provision of an employment agreement.

         A "Change in Control" shall have occurred if: (i) a majority of the directors of the Company shall be persons other than persons: (A) for whose election proxies shall have been solicited by the Board, or (B) who are then serving as directors appointed by the Board to fill vacancies on the Board caused by death or resignation (but not by removal) or to fill newly-created directorships; (ii) a majority of the outstanding voting power of the Company shall have been acquired or beneficially owned by any person (other than the Company, a subsidiary of the Company or the Employee) or any two or more persons acting as a partnership, limited partnership, syndicate, or other group acting in concert for the purpose of acquiring, holding or disposing of voting stock of the Company (the "Group"), which Group does not include the employee; or (iii) there shall have occurred: (A) a merger or consolidation of the Company with or into another corporation (other than (1) a merger or consolidation with a subsidiary of the Company or (2) a merger or consolidation in which (a) the holders of voting stock of the Company immediately prior to the merger as a class continue to hold immediately after the merger at least a majority of all outstanding voting power of the surviving or resulting corporation or its parent and (b) all holders of each outstanding class or series of voting stock of the Company immediately prior to the merger or consolidation have the right to receive substantially the same cash, securities or other property in exchange for their voting stock of the Company as all other holders of such class or series); (B) a statutory exchange of shares of one or more classes or series of outstanding voting stock of the Company for cash, securities or other property; (C) the sale or other disposition of all or substantially all of the assets of the Company (in one transaction or a series or transactions); or (D) the liquidation or dissolution of the Company; unless more than 25% of the voting stock (or the voting equity interest) of the surviving corporation or the corporation or other entity acquiring all or substantially all of the assets of the Company (in the case of a merger, consolidation or disposition of assets) or of the Company or its resulting parent corporation (in the case of a statutory share exchange) is beneficially owned by the employee or a Group that includes the employee.

COMPENSATION COMMITTEE REPORT

         This report sets forth information on the compensation and benefits provided to the Chief Executive Officer and other executive officers of the Company during 1998 and has been prepared by the Compensation Committee (the "Compensation Committee") of the Board of Directors.

         Compensation Philosophy. The Compensation Committee is composed of two non-employee directors, Mr. Imlay and Mr. Sanders. Among other things, the Compensation Committee reviews and approves annual executive officer compensation. In general, the compensation policies adopted by the Compensation Committee are designed to (i) attract and retain executives capable of leading the Company to meet its business objectives and (ii) motivate the Company executives to enhance long-term stockholder value.

         The annual compensation of Mr. Phillips, the Company's President and Chief Executive Officer, consists of a combination of base salary, incentive bonuses and stock options. The incentive bonus program is designed to reward Mr. Phillips if well defined business objectives, principally tied to the Company's earnings and cash flow performance, are reached or exceeded.

         The Compensation Committee sets salaries and incentive programs for the Company's other executive officers based principally on a subjective assessment of the Company's short and long-term goals and individual performance of each officer. Information on individual performance is provided to the Compensation Committee by the Chief Executive Officer. In addition to individual performance, the Compensation Committee is aware of executive compensation practices at comparable companies (i.e., companies which are generally of the same size in related industries). The Compensation Committee uses this information only as a general reference, however, and not to set specific salary amounts.

         Stock Option Program. The stock option program is a long-term incentive plan for executive officers and other key employees. The objectives of the program are to align executive and stockholder long-term interests by creating a strong and direct relationship between executive compensation and stockholder returns. The Compensation Committee strongly believes that by providing those individuals who have substantial responsibility for the management and growth of the Company and the maximizing of stockholder returns with an opportunity to increase their ownership of Common Stock, the best interests of stockholders and executives will be more closely aligned. The Company stock options typically vest over four years which increases the long-term value of these awards.

         The Compensation Committee's determination of the number of options to award to an individual executive officer is made in a manner similar to that described above with respect to the setting of salaries. In addition, in determining the number of options to be granted to an individual, the Compensation Committee takes into account the number of options already granted to that individual and the value of those options.

         Discussion of 1998 Chief Executive Officer Compensation. Mr. Odom's base salary and bonus awards for 1998 were determined with reference to the same criteria used for all other executive officers of the Company, including sales growth, earnings and cash flow performance. The Compensation Committee also based its compensation decision on Mr. Odom's continued progress in establishing a broad, experienced management team and an operating infrastructure that will facilitate accelerated sales growth, the efficient integration of new acquisitions and increased profitability. Finally, the financial condition of the Company as of December 31, 1998 and performance of the Common Stock during 1998 were considered. After considering all of the above, the Compensation Committee exercised its subjective judgement and discretion in determining the 1998 compensation for Mr. Odom.

                               Submitted by the Compensation
                               Committee

                               John P. Imlay, Jr.
                               Carl E. Sanders


                 WORLD ACCESS COMPENSATION COMMITTEE INTERLOCKS
              AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

         The Company's Compensation Committee consists of the two persons named as signatories to the Compensation Committee Report above. There are no Compensation Committee Interlocks.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the directors and executive officers of the Company, and persons who own beneficially more than ten percent of a registered class of the equity securities of the Company, to file with the Commission initial reports of ownership and reports of changes in ownership of such securities of the Company. Directors, executive officers and greater than ten-percent stockholders are required by Commission regulations to furnish the Company with copies of all Section 16(a) reports they file.

         To the knowledge of the Company, based solely on review of the copies of such reports furnished to it and representations that no other reports were required, all Section 16(a) filing requirements applicable to its directors, executive officers and greater than ten-percent beneficial owners were complied with during the 1998 fiscal year.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On January 11, 1999, the Company entered into a Continuing and Unconditional Guaranty (the "Guaranty") in favor of NationsBank, N.A. (the "Bank"). Pursuant to the Guaranty, the Company irrevocably and unconditionally guaranteed to the Bank the full payment, when due, of all amounts due under a Promissory Note, dated January 11, 1999 (the "Note"), between the Bank and Steven A. Odom, the Company's Chairman of the Board. The Note has an original principal amount of $3,316,500, bears interest at a fluctuating rate of interest established by the Bank from time to time, and provides for a single payment of principal and all accrued interest on June 11, 1999.

         During 1998, the Company paid aggregate fees of approximately $45,469 to JDP Aircraft II, Inc. ("JDP") for charter flight services provided to the Company. John D. Phillips, the President and Chief Executive Officer of the Company, is the sole shareholder and an officer of JDP.

         On April 21, 1999, the Company issued 50,000 shares of Preferred Stock to the 1818 Fund for consideration of $50 million. Lawrence C. Tucker, a director and nominee for re-election as a director of the Company, is a partner at BBH and is a co-manager of the 1818 Fund.


                   WORLD ACCESS STOCK PRICE PERFORMANCE GRAPH

         The following graph compares the cumulative total stockholder return on the Common Stock with the cumulative total return (including reinvested dividends) of The Nasdaq Stock Market ("Nasdaq") -- United States owned companies and Nasdaq Telecommunications Stocks for the five years ended December 31, 1998. The Nasdaq total returns were prepared by the Center for Research in Security Prices ("CRSP") at the University of Chicago.


                                    [CHART]


------------------------------------------------------------------------------------------------------------------
                           1993             1994             1995             1996           1997           1998
------------------------------------------------------------------------------------------------------------------
World Access             $100.00          $133.33          $400.00          $426.67       $1,273.33      $1,140.00
------------------------------------------------------------------------------------------------------------------
Nasdaq (U.S.)             100.00            97.75           138.26           170.01          208.58         293.21
------------------------------------------------------------------------------------------------------------------
Nasdaq (Telcom)           100.00            83.46           109.26           111.72          165.43         270.15
------------------------------------------------------------------------------------------------------------------

-----------------
         Assumes that the value of the investment in Common Stock and each index was $100 on December 31, 1993, and that all dividends were reinvested.

(1)      World Access Common Stock
(2)      CRSP Total Return Index for The Nasdaq Stock Market (U.S. Companies)
(3)      CRSP Total Return Index for Nasdaq Telecommunications Stocks

         Pursuant to Commission regulations, this performance graph is not "soliciting material," is not deemed filed with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Board has appointed Ernst & Young LLP, independent public accountants, as independent accountants for the Company for the fiscal year ending December 31, 1999. Representatives of Ernst & Young LLP are expected to be present at the Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions from stockholders.

         On December 22, 1998, the Company engaged Ernst & Young LLP as the certifying accountants and dismissed PricewaterhouseCoopers LLP. The Board approved this change in accountants. The Company had no disagreements with its accountants during the period covered by this Proxy Statement and such accountants' report on the financial statements for each of the past two years did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.


                             STOCKHOLDER PROPOSALS

         Proposals of stockholders submitted pursuant to Rule 14a-8 of the Commission for inclusion in the proxy statement for the 2000 Annual Meeting of Stockholders of the Company must be received by the Company at its principal executive offices at 945 E. Paces Ferry Road, Suite 2200, Atlanta, Georgia 30326 a reasonable time before the Company begins to print and mail the proxy materials for its 2000 Annual Meeting.

         Under the World Access Certificate, stockholders desiring to nominate persons for election as directors at an annual meeting must notify the Secretary of the Company in writing not less than 120 calendar days in advance of the date which is one year later than the date of the Company proxy statement released to stockholders in connection with the previous year's annual meeting of stockholders; provided, however, that if no annual meeting of stockholders was held in the previous year or if the date of the forthcoming annual meeting of stockholders has been changed by more than 30 calendar days from the date contemplated at the time of the previous year's proxy statement or if the forthcoming meeting is not an annual meeting of stockholders, then to be timely such stockholders' notice must be so received not later than the close of business on the tenth day following the earlier of (i) the day on which notice of the date of the forthcoming meeting was mailed or given to stockholders by or on behalf of the Company or (ii) the day on which public disclosure of the date of the forthcoming meeting was made by or on behalf of the Company. Any such stockholders' notices must contain the specific information set forth in the World Access Certificate. Stockholders will be furnished a copy of the World Access Certificate without charge upon written request to the Secretary of the Company.


                 OTHER MATTERS THAT MAY COME BEFORE THE MEETING

         The Board does not know of any other matters which may come before the Meeting. If any another matters are properly presented at the Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their best judgement on such matters.


                         ANNUAL REPORT TO STOCKHOLDERS

         A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 is included with this Proxy Statement.

         ADDITIONAL COPIES OF THE WORLD ACCESS FORM 10-K MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO INVESTOR RELATIONS, WORLD ACCESS, INC., 945 E. PACES FERRY ROAD, SUITE 2200, ATLANTA, GEORGIA 30326, OR BY TELEPHONE REQUEST TO (404) 231-2025.

                                                                      APPENDIX A

                             RESTOR INDUSTRIES INC,

                         OUTSIDE DIRECTORS' WARRANT PLAN

         1. PURPOSES OF THE PLAN. The purposes of this Directors' Warrant Plan are to attract and retain the best available personnel for service as Directors of the Company, to provide additional incentive to the persons serving as Directors of the Company, to align Director and stockholder long-term incentives and to encourage their continued service on the Board.

         2. DEFINITIONS. As used herein, the following definitions shall apply:

                  (a) "BOARD" shall mean the Board of Directors of the Company.

                  (b) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

                  (c) "COMMON STOCK" shall mean the common stock, $. 01 par value per share, of the Company.

                  (d) "COMPANY" shall mean Restor Industries, Inc., a Delaware corporation.

                  (e) "CONTINUOUS STATUS AS A DIRECTOR" shall mean the absence of any interruption or termination of service as a Director.

                  (f)      "DIRECTOR" shall mean a member of the Board.

                  (g) "EMPLOYEE" shall mean any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

                  (h) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

                  (i) "OUTSIDE DIRECTOR" shall mean a Director who is not an Employee.

                  (j) "PARENT" shall mean a "parent corporation" whether now or hereafter existing, as defined in Section 425(e) of the Code.

                  (k)      "PLAN" shall mean this outside Directors' Warrant
Plan.

                  (l) "SHARE" shall mean a share of Common Stock, as may be adjusted in accordance with Section 11 of the Plan.

                  (m) "SUBSIDIARY" shall mean a "subsidiary corporation", whether now or hereafter existing, as defined in Section 435(f) of the Internal Revenue Code of 1986.

                  (n) "WARRANT" shall mean a warrant granted pursuant to the Plan.

                  (o) "WARRANT STOCK" shall mean the Common Stock subject to a Warrant.

                  (p) "WARRANTHOLDER" shall mean an Outside Director who receives a Warrant.


         3.       STOCK SUBJECT TO THE PLAN. Subject to the provisions of
Section 11 of the Plan, the maximum aggregate number of Shares subject to Warrants which may be awarded and sold under the Plan is 1,200,000 Shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock. If a Warrant should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

         4.       ADMINISTRATION OF AND GRANTS OF WARRANTS UNDER THE PLAN.


                  (a) ADMINISTRATOR. The Plan shall be administered by the Board in its sole discretion.


                  (b) PROCEDURE FOR GRANTS. All grants of Warrants hereunder shall be made by the Board and shall be made strictly in accordance with the following provisions:

                           (i) Each Outside Director elected on or after October 1, 1994 may be granted, in the discretion of the Board, Warrants to purchase no more than 450,000 Shares in the aggregate.

                           (ii) The terms and conditions of each warrant granted hereunder shall be as follows:

                                    (A) the term of the Warrant shall be five
                           (5) years;


                                    (B) the Warrant shall be exercisable only
                           while the Director remains a Director of the Company, except as set forth in Section 9 hereof;

                                    (C) the exercise price per Share shall be
                           determined by the Board, provided that the initial exercise price shall not be lose than the Fair

                           Market Value (as hereinafter defined) per Share on the date of grant of the Warrant; and


                                    (D) the Warrant shall become exercisable in
                           one or more installments as the Board shall determine in its sole discretion, provided that if the Director has not attended at least 75% of the meetings of the Board for the year in which an installment first becomes exercisable, then such installment may not be exercised.

                  (c) POWERS OF THE BOARD. Subject to the provisions and restrictions of the Plan, the Board shall have the authority in its discretion:
(i) to determine, upon review of relevant information and in accordance with
Section 8(b) of the Plan, the Fair Market Value of the Common Stock; (ii) to interpret the Plan; (iii) to prescribe, amend and rescind rules and regulations relating to the Plan; (iv) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of a Warrant previously granted hereunder; and (v) to make all other determinations deemed necessary or advisable for the administration of the Plan.

                  (d) EFFECT OF BOARD'S DECISION. All decisions, determinations and interpretation of the Board shall be final and binding on all Warrantholders and any other holders of any Warrants granted under the Plan.

                  (e) SUSPENSION OR TERMINATION OF WARRANT. If the Chief Executive Officer or his designee reasonably believes that a Warrantholder has committed an act of misconduct, the Chief Executive Officer may suspend the Warrantholder's right to exercise any warrant pending a determination by the Board (excluding the Director accused of such misconduct). If the Board (excluding the Director accused of such misconduct) determines a Warrantholder has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company rules resulting in loss, damage or injury to the Company, or if a Warrantholder makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the Warrantholder nor his estate shall be entitled to exercise any Warrant whatsoever. In making such determination, the Board (excluding the Director accused of such misconduct) shall act fairly and shall give the Warrantholder an opportunity to appear and present evidence on the Warrantholder's behalf at a hearing before the Board or a committee of the Board.

         5. ELIGIBILITY. Warrants may be granted only to Outside Directors of the Company. All Warrants shall be granted in accordance with the terms set forth in Section 4(b) hereof. A Director who has been granted a warrant may, if he or she is otherwise eligible, be granted an additional Warrant or Warrants in accordance with such provisions. The Plan shall not confer upon any Warrantholder any right with respect to continuation of service as a Director or nomination to serve an a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

         6. TERM OF PLAN. The Plan shall become effective on the date hereof and shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 of the Plan.

         7. TERM OF WARRANT. The term of each Warrant shall be five (5) years from the date of grant thereof.

         8.       EXERCISE PRICE AND CONSIDERATION.

                  (a) EXERCISE PRICE. The initial per Share exercise price for the Shares to be issued upon exercise of a Warrant shall be no less than the Fair Market Value per Share on the date of grant of the warrant.

                  (b) FAIR MARKET VALUE. The Fair Market Value shall be determined by the Board in its discretion; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the closing bid price of the Common Stock in the over-the-counter market on the date of grant, as reported in The Wall Street Journal, Eastern Edition (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation ("NASDAQ") System) or, in the event the Common Stock is traded on The NASDAQ National Market or The NASDAQ SmallCap Market or listed on a stock exchange, then the fair market value per Share shall be the closing price on such system or exchange on the date of grant of the Warrant as reported in The Wall Street Journal, Eastern Edition.

                  (c) FORM OF CONSIDERATION. The consideration to be paid for the Shares to be issued upon exercise of a Warrant shall consist entirely of
(i) cash, (ii) check or (iii) any combination of such methods of payment.

          9.       EXERCISE OF WARRANT.

                  (a) TIME FOR EXERCISE. Any Warrant granted hereunder shall be exercisable at such times as determined by the Board; provided, however, no Warrant may be exercised for a fraction of a share and no Warrant shall be exercisable within the first six

(6) months of its term, except such latter limitation shall not apply in the event of the Director's death or disability prior to the expiration of the six month period. Notwithstanding the foregoing, no Warrants shall be exercisable until stockholder approval of the Plan has been obtained.

                  (b) PROCEDURE FOR EXERCISE. A Warrant shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Warrant by the person entitled to exercise the Warrant and full payment for the Shares with respect to which the Warrant is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under, Section 8(c)of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Warrant Stock, notwithstanding the exercise of the Warrant. A share certificate for the number of Shares so acquired shall be issued to the Warrantholder as soon as practicable after exercise of the Warrant. No adjustments will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan. Exercise of a Warrant in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Warrant, by the number of Shares as to which the Warrant is exercised.

                  (c)      SECTION 16(B). Warrantholders shall be subject to
Section 16(b) of the Exchange Act and the grant or award of a Warrant hereunder shall be deemed a purchase thereunder. The Warrants granted shall contain such additional conditions or restrictions as may be required thereunder as of the time of grant.

                  (d) TERMINATION OF STATUS AS A DIRECTOR. If a Director ceases to serve as a Director, he or she may, but only within sixty (60) days after the date he or she ceases to be a Director of the Company, exercise his or her Warrant to the extent that he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Warrant be exercised after its five (5) year term has expired. To the extent that he or she was not entitled to exercise a Warrant at the date of such termination, or if he or she does not exercise such Warrant (which he or she was entitled to exercise) within the time specified herein, the Warrant shall terminate.

                  (e) DISABILITY OF WARRANTHOLDER. In the event a Director is unable to continue his or her service as a Director with the Company as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), he or she may, but only within three
(3) months from the date of termination, exorcise his or her Warrant to the extent he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Warrant be exercised after its five (5) year term has expired. To the extent that he or she was not entitled to exercise the Warrant at the date of termination, or if he or she does not exercise such Warrant (which he or she was entitled to exercise) within the time specified herein, the Warrant shall terminate.


                  (f) DEATH OF WARRANTHOLDER. In the event of the death of a Warrantholder:


                           (i)      during the term of the Warrant who is, at
the time of his or her death, a Director of the Company and who shall have been in Continuous Status as a Director since the date of grant of the Warrant, then the Warrant may be exercised, at any time within six (6) months following the date of death, by the Warrantholder's estate or by a person who acquired the right to exercise the Warrant by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Warrantholder continued living and remained in Continuous Status an a Director for six (6) months after the date of death. Notwithstanding the foregoing, in no event may the Warrant be exercised after its five (5) year term has expired; or

                           (ii)     within three (3) months after the
termination of Continuous Status as a Director, the Warrant may be exercised, at any time within six (6) months following the date of death, by the Warrantholder's estate or by a person who acquired the right to exercise the Warrant by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

                  (g) EXPIRATION OF TERM. Notwithstanding the foregoing, in no event may the Warrant be exercised after its five (5) year term has expired.

         10. NON-TRANSFERABILITY OF WARRANTS. Warrants may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. The designation of a beneficiary by a Warrantholder does not constitute a transfer. A Warrant may be exercised, during the lifetime of the Warrantholder, only by the Warrantholder or a transferee permitted by this Section 10.

         11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER; ACCELERATED EXERCISABILITY. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Warrant, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Warrants have yet been granted or which have been returned to the Plan upon cancellation or expiration of a Warrant, as well as the price per share of Common Stock covered by each such outstanding Warrant, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to a Warrant.

         Notwithstanding anything herein to the contrary, the Warrants to be awarded pursuant to this Plan will become immediately exercisable (i) if the Company is to be consolidated with or acquired by another entity in a merger,
(ii) upon the sale of substantially all of the Company's assets or the sale of at least 90% of the outstanding Common Stock to a third party, (iii) upon the merger or consolidation of the Company with or into any other corporation or the merger or consolidation of any corporation with or into the Company (in which consolidation or merger the stockholders of the Company receive distributions of cash or securities as a result thereof), or (iv) upon the liquidation or dissolution of the Company.

         12. TIME OF GRANTING WARRANTS. The date of grant of a Warrant shall, for all purposes, be the date determined in accordance with Section 4(b) hereof. Notice of the grant shall be given to each Director to whom a Warrant is so granted within a reasonable time after the date of such grant.

         13.      AMENDMENT AND TERMINATION OF THE PLAN.

                  (a) AMENDMENT AND TERMINATION. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable.

                  (b) EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan shall not affect Warrants already granted and such Warrants shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Warrantholder and the Company, which agreement must be in writing and signed by the Warrantholder and the Company.

         14. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of a Warrant unless the exercise of such Warrant and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  As a condition to the exercise of a Warrant, the Company may require the person exercising such Warrant to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

                  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         15. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         16. FORM OF WARRANT. Warrants shall be evidenced by written warrants in such form as the Board shall approve.

         17. INFORMATION TO WARRANTHOLDERS. The Company shall provide to each Warrantholder, during the period for which such Warrantholder has one or more Warrants outstanding, copies of all annual reports to stockholders, proxy statements and other information provided to all stockholders of the Company.

         18. STOCKHOLDER APPROVAL. Notwithstanding anything herein to the contrary, the effectiveness of the Plan is subject to approval by the stockholders of the Company and if the Plan is not approved by the stockholders of the Company, then the Plan shall not come into effect and any Warrant granted or awarded hereunder shall terminate.

         IN WITNESS WHEREOF, pursuant to the authority granted to the undersigned by the Board, the Outside Directors' Warrant Plan is hereby adopted and effective as of December 15, 1994, subject to stockholder approval.

                                        RESTOR INDUSTRIES, INC.

          [SEAL]

Attest:

                                        By: /s/ Mark A. Gergel
                                            ----------------------------------
                                            Mark A. Gergel, Vice
                                            President and chief
                                            Financial Officer

/s/ Martin D. Kidder
------------------------------------
Martin D. Kidder,
Secretary

                              AMENDMENT ONE TO THE
                               WORLD ACCESS, INC.
                        OUTSIDE DIRECTORS' WARRANT PLAN



Pursuant to Section 13 of the Restor Industries, Inc. Outside Directors' Warrant Plan (the "Plan"), World Access, Inc., formerly known as Restor Industries, Inc. (the "Corporation"), does hereby amend the Plan as follows:

Section 15 of the Plan is hereby amended by deleting Section 15 of the Plan in its entirety and substituting the following in lieu thereof:

"15. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of all Warrants that are issued and outstanding under the Plan at any one time."

Except as specifically amended hereby, all other terms and provisions of the Plan shall remain in full force and effect. If not otherwise defined herein, all capitalized terms contained in this Amendment shall have the meanings ascribed to them in the Plan.

IN WITNESS WHEREOF, pursuant to the authority granted to the undersigned by the Board of Directors of the Company, the Plan is hereby amended, effective as of this 23rd day of August, 1996.

                                     WORLD ACCESS, INC.
                                     (f/k/a Restor Industries, Inc.)


                                     /s/ Steven A. Odom
                                     ------------------
                                     Steven A. Odom, Chairman of the
                                     Board and Chief Executive Officer

                          AMENDMENT NUMBER TWO TO THE
                            RESTOR INDUSTRIES, INC.
                        OUTSIDE DIRECTORS' WARRANT PLAN

     Pursuant to Section 13 of the Restor Industries, Inc. Outside Directors' Warrant Plan (the "Plan"), World Access, Inc., formerly known as Restor Industries, Inc. (the "Corporation"), does hereby amend the Plan as follows:

     1. The name of the Plan shall be changed to the "World Access, Inc. Outside Directors' Warrant Plan."

     2. Section 10 of the Plan is hereby amended by deleting Section 10 of the Plan in its entirety and substituting the following in lieu thereof:

         "10. Notwithstanding anything herein to the contrary, the Board may, in its discretion, authorize all or a portion of the Warrants to be granted to a Warrantholder or previously granted to a Warrantholder hereunder to be on terms which permit transfer by such Warrantholder to (i) the spouse, children or grandchildren of the Warrantholder ("Immediate Family Members"); (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members; (iii) a partnership in which such Immediate Family Members (or trusts therefor) are the only partners; or (iv) any person or entity pursuant to which the Warrantholder would be entitled to claim a charitable deduction under Section 170 of the Code, provided that in each case (x) there may be no consideration for any such transfer, (y) the Warrant Agreement pursuant to which such Warrants are granted must be approved by the Board and must expressly provide for transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred Warrants shall be prohibited except by will or pursuant to the laws of descent and distribution or, in the case of any transferee that is a trust, in accordance with the terms of the governing trust agreement. Following transfer, any such Warrants shall continue to be subject to the same terms and conditions as were applicable immediately prior to such transfer, provided that for purposes hereof the term "Warrantholder" shall be deemed to refer to the transferee. The events of termination of the status as a Director of Section 9(d) hereof shall continue to be applied with respect to the original Warrantholder, following which the Warrants shall be exercisable by the transferee only to the extent and for the periods specified in
               Section 9 hereof. Nothing herein shall be interpreted to require the Company to provide notice to any transferee of any early termination of the Warrant granted hereunder due to the provisions of Section 9(d) hereof or any other section hereof which may provide for or permit the early termination of the Warrant."

     Except as specifically amended hereby, all other terms and provisions of the Plan shall remain in full force and effect. If not otherwise defined herein, all capitalized terms contained in this Amendment shall have the meanings ascribed to them in the Plan.

     IN WITNESS WHEREOF, pursuant to the authority granted to the undersigned by the Board of Directors of the Company, the Plan is hereby amended, effective as of this 1st day of May, 1997.

                                       WORLD ACCESS, INC.
                                       (f/k/a Restor Industries, Inc.)


                                       By: /s/ Steven A. Odom
                                           ------------------------------------
                                           Steven A. Odom
                                           Its Chairman of the Board and
                                           Chief Executive Officer

                                                                      APPENDIX B

                               WORLD ACCESS, INC.
                           1998 INCENTIVE EQUITY PLAN

                                    ARTICLE I
                                NAME AND PURPOSE

    1.1 Name. The name of this Plan is the "World Access, Inc. 1998 Incentive Equity Plan."

    1.2 Purpose. The purpose of the Plan is to attract, motivate and retain the best available personnel for service as officers, key employees, directors, consultants, independent contractors and other agents of the Company, to provide additional equity ownership opportunities to such individuals and align the long-term interests of these individuals with those of the Company's stockholders.

                                   ARTICLE II
                 DEFINITIONS OF TERMS AND RULES OF CONSTRUCTION

    2.1 General Definitions. The following words and phrases, when used in the Plan, unless otherwise specifically defined or unless the context clearly otherwise requires, shall have the following respective meanings:

      (a) Affiliate. A Parent or Subsidiary or any other entity designated by the Committee in which the Company owns at least a 50% interest (including, but not limited to, partnerships and joint ventures).

      (b) Agreement. The document which evidences the grant of any Benefit under the Plan and which sets forth the Benefit and the terms, conditions and provisions of, and restrictions relating to, such Benefit.

      (c) Benefit. Any benefit granted to a Participant under the Plan.

      (d) Board. The Board of Directors of the Company.

      (e) Change of Control. (i) The acquisition at any time by a Person or Group (excluding, for this purpose, the Company or any Subsidiary or any employee benefit plan of the Company or any Subsidiary) or beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly, of securities representing 50% or more of the combined voting power in the election of directors of the then-outstanding securities of the Company or any successor of the Company; (ii) the termination of services as directors, for any reason other than death, disability or retirement from the Board, during any period of two consecutive years or less, of individuals who at the beginning of such period constituted a majority of the Board of Directors, unless the election of or nomination for election of each new director during such period was approved by a vote of at least two-thirds of the directors still in office who were directors at the beginning of the period; (iii) approval by the stockholders of the Company of any merger or consolidation or statutory share exchange as a result of which the Common Stock shall be changed, converted or exchanged (other than a merger or share exchange with a wholly- owned Subsidiary of the Company) or liquidation of the Company or any sale or disposition of 50% or more of the assets or earning power of the Company; or (iv) approval by the stockholders of the Company of any merger or consolidation or statutory share exchange to which the Company is a party as a result of which the Persons who were stockholders of the Company immediately prior to the effective date of the merger or consolidation or statutory share exchange shall have beneficial ownership of less than 50% of the combined voting power in the election of directors of the surviving corporation following the effective date of such merger or consolidation or statutory share exchange; provided, however, no Change in Control shall be deemed to have occurred if, prior to such time as a Change in Control would otherwise be deemed to have occurred, the Company's Board of Directors deems otherwise. A "Change in Control" shall not include any reduction in ownership of an Affiliate so long as the entity continues to meet the definitions of those terms as contained in this Section.

      (f) Code. The Internal Revenue Code of 1986, as amended. Any reference to the Code includes the regulations promulgated thereunder.

      (g) Company. World Access, Inc.

      (h) Committee. The Board's Compensation Committee or its successor.

      (i) Common Stock. The Company's $0.01 par value common stock.

      (j) Consultant. A Person engaged by the Company or any Affiliate to provide consulting services to the Company or any Affiliate.

      (k) Directors. A duly-elected member of the Board.

      (l) Effective Date. The date that the Plan is approved by the stockholders of the Company, which must occur within 12 months after adoption by the Board. Any grants of Benefits prior to the approval by the stockholders of the Company shall be void if such approval is not obtained.

      (m) Employee. Any Person employed by the Company and all Affiliates.

      (n) Exchange Act. The Securities Exchange Act of 1934, as amended.

      (o) Fair Market Value. The closing price of a Share on The Nasdaq National Market on a given date, or, in the absence of sales on a given date, the closing price on The Nasdaq National Market on the last day on which a sale occurred prior to such date.

      (p) Fiscal Year. The taxable year of the Company which is the calendar year.

      (q) Group. Any two or more Persons acting as a partnership, limited partnership, syndicate, or other group acting in concert for the purpose of acquiring, holding or disposing of voting stock of the Company.

      (r) Independent Contractor. A Person engaged to provide services to the Company or any Affiliate on an independent basis and not as an Employee.

      (s) ISO. An Incentive Stock Option as defined in Section 422 of the Code.

      (t) NQSO. A Non-Qualified Stock Option, which is an Option that does not meet the statutory requirements of an ISO.

      (u) Option. An option to purchase Shares granted under the Plan.

      (v) Other Stock Based Award. An award under ARTICLE XVI that is valued in whole or in part by reference to, or is otherwise based on, Common Stock.

      (w) Parent. Any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if, at the time of the grant of an Option or other Benefit, each of the corporations (other than the Company or a Subsidiary) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      (x) Participant. An Employee, Director, Consultant, Independent Contractor or other agent who is granted a Benefit under the Plan.

      (y) Performance Share. A Share awarded to a Participant under ARTICLE XV of the Plan.

      (z) Person. An individual, corporation, partnership, limited liability company, joint venture, association, syndicate, trust, unincorporated organization or other entity.

      (aa) Plan. The World Access, Inc. 1998 Incentive Equity Plan and all amendments and supplements to it.

      (ab) Restricted Stock. Shares issued under ARTICLE XIV of the Plan.

      (ac) Rule 16b-3. Rule 16b-3 promulgated by the SEC, as amended, or any successor rule in effect from time to time.

      (ad) SEC. The Securities and Exchange Commission.

      (ae) Share. A share of Common Stock.

      (af) Subsidiary. Any Person (other than an individual), other than the Company, in an unbroken chain of Persons (other than individuals) beginning with the Company, if, at the time of grant of an Option or other Benefit, each of such Persons, other than the last such Person in the unbroken chain, owns stock possessing 50% or more of the total combined voting power of all classes of stock or other equity interests in one of the other such Persons in such chain.

    2.2 Other Definitions. In addition to the above definitions, certain words and phrases used in the Plan and any Agreement may be defined in other portions of the Plan or in such Agreement.

    2.3 Conflicts in Plan. In the case of any conflict in the terms of the Plan, or between the Plan and an Agreement, relating to a Benefit, the provisions in the ARTICLE of the Plan which specifically grants such Benefit shall control those in a different ARTICLE or in such Agreement.

                                   ARTICLE III
                                  COMMON STOCK

    3.1 Numbers of Shares. The number of Shares which may be issued or sold or for which Options, Restricted Stock or Performance Shares may be granted under the Plan shall be 5,000,000; provided, however, that not more than (i) 1,000,000 of such Shares may be issued as Restricted Stock and (ii) 1,000,000 of such Shares may be issued as Performance Shares. Such Shares may be authorized but unissued Shares, reacquired Shares, Shares acquired on the open market specifically for distribution under this Plan, or any combination thereof.

    3.2 Reusage. If an Option expires or is terminated, surrendered or canceled without having been fully exercised, if Restricted Stock or Performance Shares are forfeited, or if any other grant results in any Shares not being issued, the unused Shares covered by any such Benefit shall again be available for grant under the Plan to any Participant.

    3.3 Adjustments. If there is any change in the Common Stock of the Company by reason of any stock split, stock dividend, spin-off, split-up, spin-out, recapitalization, merger, consolidation, reorganization, combination or exchange of shares, or any other similar transactions, the number of shares available for grant under the Plan or subject to or granted pursuant to a Benefit and the price thereof, as applicable, shall be appropriately adjusted by the Committee.

                                   ARTICLE IV
                                   ELIGIBILITY

    4.1 Determined By Committee. The Participants and the Benefits they receive under the Plan shall be determined by the Committee in its sole discretion. In making its determinations, the Committee shall consider past, present and expected future contributions of Participants and potential Participants to the Company and any Affiliate. Members of the Committee and any other Persons whose participation in the Plan would cause disqualification of this or any other benefit plan intended to be qualified under Rule 16b-3 are ineligible to participate in the Plan.

                                    ARTICLE V
                                 ADMINISTRATION

    5.1 Committee. The Plan shall be administered by the Company's Compensation Committee or its successors. The Committee shall consist of two or more members of the Board who are "non-employee directors" as defined in Rule 16b-3 and are "outside directors" as defined in Code Section 162(m) and the regulations thereunder.

    5.2 Authority. Subject to the terms of the Plan, the Committee shall have sole discretionary authority to:

         (a) determine the individuals to whom Benefits are granted, the type and amounts of Benefits to be granted and the date of issuance and duration of all such grants;

         (b) determine the terms (including any pricing terms), conditions and provisions of, and restrictions relating to, each Benefit granted and any modification or amendment thereof;

         (c) interpret and construe the Plan and all Agreements;

         (d) prescribe, amend and rescind rules and regulations relating to the Plan;

         (e) determine the content and form of all Agreements;

         (f) determine all questions relating to Benefits under the Plan;

         (g) maintain accounts, records and ledgers relating to Benefits;

         (h) maintain records concerning its decisions and proceedings;

         (i) employ agents, attorneys, accountants or other Persons for such purposes as the Committee considers necessary or desirable; and

         (j) do and perform all acts which it may deem necessary or appropriate for the administration of the Plan and to carry out the purposes of the Plan

    5.3 Delegation. Except as required by Rule 16b-3 with respect to grants of Options, Restricted Stock, Performance Shares, Other Stock Based Awards, or other Benefits to individuals who are subject to Section 16 of the Exchange Act or as otherwise required for compliance with Rule 16b-3 or other applicable law, the Committee may delegate all or any part of its authority under the Plan to any Employee, Employees or committee of Employees.

    5.4 Decisions of Committee and its Delegates. All decisions made by the Committee, or (unless the Committee has specified an appeal process to the contrary) any other Person or Persons to whom the Committee has delegated authority, pursuant to the provisions hereof shall be final and binding on all Persons.

                                   ARTICLE VI
                                AMENDMENT OF PLAN

    6.1 Power of Committee. The Committee shall have the sole right and power to amend the Plan at any time and from time to time, provided, however, that the Committee may not amend the Plan, without approval of the stockholders of the Company, in a manner which would:

         (a) cause outstanding Options which are intended to qualify as ISOs to fail to so qualify;

         (b) cause the Plan to fail to meet the requirements of Rule 16b-3; or

         (c) violate applicable law or rules to which the Company or any Affiliate is subject.

                                   ARTICLE VII
                          TERM AND TERMINATION OF PLAN

    7.1 Term. The Plan shall be effective as of the Effective Date. No Benefit shall be granted pursuant to the Plan on or after the tenth anniversary date of the adoption of the Plan by the Board, but Benefits granted prior to such tenth anniversary may extend beyond that date to the date(s) specified in the Agreement(s) covering such Benefits.

    7.2 Termination. Subject to ARTICLE VIII, the Plan may be terminated at any time by the Committee.

                                  ARTICLE VIII
                     MODIFICATION OF TERMINATION OF BENEFITS

    8.1 General. Subject to the provisions of Section 8.2, the amendment or termination of the Plan shall not adversely affect a Participant's rights to or under any Benefit granted prior to such amendment or termination.

    8.2 Committee's Right. Except as may be provided in an Agreement, any Benefit granted may be converted, modified, forfeited or canceled, prospectively or retroactively in whole or in part, by the Committee in its sole discretion, but, subject to Section 8.3, no such action may impair the rights of any Participant without his or her consent. Except as may be provided in an Agreement, the Committee may, in its sole discretion, in whole or in part, waive any restrictions or conditions applicable to, or may accelerate the vesting of, any Benefit.

    8.3 Termination of Benefits under Certain Conditions. The Committee in its sole discretion may cancel any unexpired, unpaid, or deferred Benefits at any time if the Participant is not in compliance with all applicable provisions of this Plan or with any Agreement or if the Participant, whether or not he or she is then an Employee, Director, Consultant, Independent Contractor or other agent, acts in a manner contrary to the best interests of the Company or any Affiliate.

    8.4 Awards to Foreign Nationals and Employees Outside the United States. To the extent the Committee deems it necessary, appropriate or desirable to comply with foreign law or practice and to further the purpose of this Plan, the Committee may, without amending this Plan, (i) establish special rules applicable to Benefits granted to Participants who are foreign nationals, are employed or provide services to the Company outside the United States, or both, including rules that differ from those set forth in this Plan, and (ii) grant Benefits to such Participants in accordance with those rules.

                                   ARTICLE IV
                                CHANGE OF CONTROL

    9.1 Right of Committee. The occurrence of a Change of Control shall not limit the Committee's authority to take any action, in its sole discretion, permitted by Section 8.2. The Committee, in its sole discretion, may specify in any Agreement the effect (if any) a Change of Control will have on such Agreement and the Benefits granted thereunder.

                                    ARTICLE X
                         AGREEMENTS AND CERTAIN BENEFITS

    10.1 Grant Evidenced by Agreement. The grant of any Benefit under the Plan may be evidenced by an Agreement which shall describe the specific Benefit granted and the terms and conditions thereof. The granting of any benefit shall be subject to, and conditioned upon, the recipient's execution of any Agreement, all capitalized terms used in the Agreement shall have the same meaning as in the Plan, and the Agreement shall be subject to all of the terms of the Plan.

    10.2 Provisions of Agreement. Each Agreement shall contain such provisions as the Committee shall determine in its sole discretion to be necessary, desirable and appropriate for the Benefit granted which may include, but not necessarily be limited to, the following: description of the type of Benefit; the Benefit's duration; its transferability; if an Option, the exercise price, the exercise period and the Person or Persons who may exercise the Option; the effect upon such Benefit of the Participant's death, disability, change of duties or termination of employment; the Benefit's conditions; when, if, and how any Benefit may be forfeited, converted into another Benefit, modified, exchanged for another Benefit, or replaced; and the restrictions on any Shares purchased or granted under the Plan.

    10.3 Certain Benefits. Except as provided in Section 17.4 hereof, any Benefit granted to an individual who is subject to Section 16 of the Exchange Act (as well as any ISO granted to any Participant) shall not be transferable other than by will or the laws of descent and distribution, and shall be exercisable during the Participant's lifetime only by the Participant, his or her guardian or legal representative. The designation of a beneficiary by such individual shall not constitute a transfer.

                                   ARTICLE XI
                     TANDEM AWARDS AND REISSUANCE OF OPTIONS

    11.1 Tandem Awards. Benefits may be granted by the Committee in its sole discretion individually or in tandem.

    11.2 Cancellation and Reissuance. Notwithstanding anything herein to the contrary, the Committee shall not permit the purchase price of any Option granted or awarded to be reduced by any method, including by cancellation and reissuance, without the approval of the Company's stockholders.

                                   ARTICLE XII
                  PAYMENT, DIVIDENDS, DEFERRAL AND WITHHOLDING

    12.1 Payment. Upon the exercise of an Option or in the case of any other Benefit that requires a payment by a Participant to the Company, the amount due the Company is to be paid:

         (a) in cash;

         (b) by the surrender of all or part of a Benefit (including the Benefit being exercised);

         (c) by the tender to the Company of Shares owned by the Participant and registered in his or her name having a Fair Market Value equal to the amount due to the Company;

         (d) in other property, rights and credits, deemed acceptable by the Committee, including the Participant's promissory note; or

         (e) by any combination of the payment methods specified in (a) through
(d) above.

    Notwithstanding the foregoing, any method of payment other than in cash may be used only with the consent of the Committee or if and to the extent so provided in an Agreement. The proceeds of the sale of Shares purchased pursuant to an Option and any payment to the Company for other Benefits shall be added to the general funds of the Company or to the reacquired Shares held by the Company, as the case may be, and used for general corporate purposes of the Company as the Board shall determine.

    12.2 Dividend Equivalents. In the sole discretion of the Committee, grants of Benefits in Shares or Share equivalents may include dividend or dividend equivalent payments or dividend credit rights.

    12.3 Optional Deferral. The right to receive any Benefit under the Plan may, at the request of the Participant, be deferred for such period and upon such terms as the Committee shall determine, which may include crediting of dividends on deferrals denominated in shares.

    12.4 Code Section 162(m). The Committee, in its sole discretion, may require that one or more Agreements contain provisions which provide that, in the event
Section 162(m) of the Code, or any successor provision relating to excessive Employee remuneration, would operate to disallow a deduction by the Company for all or part of any Benefit under the Plan, a Participant's receipt of the portion of such Benefit that would not be deductible by the Company shall be deferred until the next succeeding year or years in which the Participant's remuneration does not exceed the limit set forth in such provision of the Code.

    12.5 Withholding. The Company may, at the time any distribution is made under the Plan, or at the time any Option is exercised, withhold from such distribution of Shares issuable upon the exercise of an Option, any amount necessary to satisfy federal, state and local withholding requirements with respect to such distribution or exercise of such Option. Such withholding may be satisfied, at the Company's option, either by cash or the Company's withholding of Shares. Agreements may contain withholding provisions applicable only to Participants who are subject to Section 16 of the Exchange Act.

                                  ARTICLE XIII
                                     OPTIONS

    13.1 Types of Options. It is intended that both ISOs and NQSOs may be granted by the Committee under the Plan.

    13.2 Option Price. The purchase price for Shares under any ISO shall be no less than the Fair Market Value of the Shares at the time the Option is granted (or, in the case of a greater- than-10% stockholder under Section 422(b)(6) of the Code, 110% of Fair Market Value).

    13.3 Other Requirements for ISOs. The terms of each Option which is intended to qualify as an ISO shall meet all requirements of Section 422 of the Code or any successor statute in effect from time to time, including (without limitation) the requirement that the grantee be an Employee of the Company, a Parent and/or a Subsidiary.

    13.4 NQSOs. The terms of each NQSO shall provide that such Option will not be treated as an ISO. The purchase price for Shares under any NQSO shall be no less than the Fair Market Value of the Shares at the time the Option is granted, except that the purchase price for no more than an aggregate of 500,000 Shares under NQSOs may be as low as 50% of the Fair Market Value of the Shares at the time such Options are granted. The term of any NQSO shall not extend beyond the tenth anniversary of the date of grant of such NQSO.

    13.5 Determination by Committee. Except as otherwise provided in Sections
13.2 through Section 13.4, the terms of all Options shall be determined by the Committee.

                                   ARTICLE XIV
                                RESTRICTED STOCK

    14.1 Description. The Committee may grant Benefits in Shares as Restricted Stock with such terms and conditions as may be determined in the sole discretion of the Committee. Shares of Restricted Stock shall be issued and delivered at the time of the grant or as otherwise determined by the Committee, but shall be subject to forfeiture until provided otherwise in the applicable Agreement or the Plan. Each certificate representing Shares of Restricted Stock shall bear a legend referring to the Plan and any risk of forfeiture of the Shares and stating that such Shares are nontransferable until all restrictions have been satisfied and the legend has been removed. At the discretion of the Committee, the grantee may or may not be entitled to full voting and dividend rights with respect to all shares of Restricted Stock from the date of grant. The Committee may (but is not obligated to) require that any dividends on such shares shall be automatically deferred and reinvested in additional Restricted Stock subject to the same restrictions as the underlying Benefit.

    14.2 Cost of Restricted Stock. Grants of Shares of Restricted Stock shall be made at such cost as the Committee shall determine and may be issued for no monetary consideration, subject to applicable state law.

    14.3 Nontransferability. Shares of Restricted Stock shall not be transferable until after the removal of the legend with respect to such Shares.

    14.4 Termination of Restrictions. Notwithstanding anything herein to the contrary, the restrictions on the Restricted Stock granted hereunder shall elapse (i) no sooner than one (1) year from the date of grant where such restrictions are based upon the satisfaction of performance criteria established by the Committee; or (ii) no sooner than on a pro rata basis over a three (3) year period from the date of grant where such restrictions are based upon the passage of time.

                                   ARTICLE XV
                               PERFORMANCE SHARES

    15.1 Description. Performance Shares represent the right of a Participant to receive Shares or cash equal to the Fair Market Value of such shares at a future date in accordance with the terms and conditions of a grant. The terms and conditions shall be determined by the Committee, in its sole discretion, but generally are expected to be based substantially upon the attainment of targeted financial and/or operational performance objectives.

    15.2 Grant. The Committee may grant an award of Performance Shares at such times, in such amounts and under such terms and conditions as it deems appropriate.

                                   ARTICLE XVI
                   OTHER STOCK BASED AWARDS AND OTHER BENEFITS

    16.1 Other Stock Based Awards. The Committee shall have the right to grant Other Stock Based Awards which shall include, without limitation, the grant of Shares based on certain conditions, the payment of cash based on the market performance of the Common Stock, and the grant of securities convertible into Shares.

    16.2 Other Benefits. The Committee shall have the right to provide other types of Benefits under the Plan in addition to those specifically listed, if the Committee believes that such Benefits would further the purposes for which the Plan has been established.

                                  ARTICLE XVII
                            MISCELLANEOUS PROVISIONS

    17.1 Termination of Service. If the employment of a Participant with or the provision of services by a Participant to the Company terminates for any reason, all unexercised, deferred, and unpaid Benefits may be exercisable or paid only in accordance with rules established by the Committee. These rules may provide, as the Committee in its sole discretion may deem appropriate, for the expiration, forfeiture, continuation, or acceleration of the vesting, except as may be provided in an Agreement, of all or part of the Benefits.

    17.2 Unfunded Status of the Plan. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments or deliveries of Shares not yet made to a Participant by the Company, nothing contained herein shall give any rights that are greater than those of a general creditor of the Company. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Shares or payments hereunder consistent with the foregoing.

    17.3 Designation of Beneficiary. A Participant may file with the Committee a written designation of a beneficiary or beneficiaries (subject to such limitations as to the classes and number of beneficiaries and contingent beneficiaries as the Committee may from time to time prescribe) to exercise, in the event of the death of the Participant, an Option, or to receive, in such event, any Benefits. The Committee reserves the right to review and approve beneficiary designations. A Participant may from time to time revoke or change any such designation of beneficiary and any designation of beneficiary under the Plan shall be controlling over any other disposition, testamentary or otherwise; provided, however, that if the Committee shall be in doubt as to the right of any such beneficiary to exercise any Option or to receive any Benefit, the Committee may determine to recognize only an exercise by the legal representative of the recipient, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

    17.4 Nontransferability. Unless otherwise determined by the Committee or specified in an Agreement (and subject to Section 10.3 hereof), (i) no Benefit granted under this Plan may be transferred or assigned by the Participant to whom it is granted other than by beneficiary designation, will, pursuant to the laws of descent and distribution, or pursuant to a qualified domestic relations order, and (ii) a Benefit granted under this Plan may be exercised, during the Participant's lifetime, only by the Participant or by the Participant's guardian or legal representative; except that, no ISO may be transferred or assigned pursuant to a qualified domestic relations order or exercised, during the Participant's lifetime, by the Participant's guardian or legal representative.

    17.5 Rule 16b-3. With respect to Participants subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Plan administrators fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

    17.6 Section Headings. The section headings contained in the Plan and in any Agreement are included only for convenience, and they shall not be construed as a part of the Plan or Agreement or in any respect affecting or modifying its provisions.

    17.7 Number and Gender. The masculine, feminine and neuter, wherever used in the Plan or in any Agreement, shall refer to either the masculine, feminine or neuter; and, unless the context otherwise requires the singular shall include the plural and the plural the singular.

    17.8 Governing Law. The place of administration of the Plan and each Agreement shall be in the State of Georgia. The corporate law of the Company's state of incorporation shall govern issues related to the validity and issuance of Shares. Otherwise, this Plan and each Agreement shall be construed and administered in accordance with the laws of the State of Georgia, without giving effect to principles relating to conflict of laws.

    17.9 Purchase for Investment. The Committee may require each Person purchasing or receiving shares pursuant to a Benefit to represent to and agree with the Company in writing that such Person is acquiring the Shares for investment and without a view to distribution or resale. The certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates for Shares delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under all applicable laws, rules and regulations, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate references to such restrictions.

    17.10 No Employment Contract. Neither the adoption of the Plan nor any Benefit granted hereunder shall confer upon any Employee, Director, Consultant, Independent Contractor or other agent any right to continued employment with or services to the Company or any Affiliate, nor shall the Plan or any Benefit interfere in any way with the right of the Company or any Affiliate to terminate the employment or provision of services of any of its Employees, Directors, Consultants, Independent Contractors or other agents at any time.

    17.11 No Effect on Other Benefits. The receipt of Benefits under the Plan shall have no effect on any benefits to which a Participant may be entitled from the Company or any Affiliate under another plan or otherwise, or preclude a Participant from receiving any such benefits.

                                                                      APPENDIX C


                               WORLD ACCESS, INC.
                INCENTIVE COMPENSATION PLAN FOR SENIOR EXECUTIVES



                                   I. PURPOSE

         The purpose of the World Access, Inc. Incentive Compensation Plan for Senior Executives is to promote the interests of World Access, Inc. (the "Company") and its shareholders by providing incentive to eligible senior executives to make significant contributions to the performance of the Company and its related entities and to reward outstanding performance on the part of those individuals whose decisions and actions most significantly impact the growth, profitability and efficient operation of the Company and its related entities. Compensation paid under the Incentive Compensation Plan for Senior Executives is intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code.

                                 II. DEFINITIONS

         (a) "Board" shall mean the Board of Directors of the Company.

         (b) "Change in Control" shall mean (i) The acquisition at any time by a Person or Group (excluding, for this purpose, the Company or any subsidiary of any employee benefit plan of the Company or any Subsidiary) or beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly, of securities representing 50% or more of the combined voting power in the election of directors of the then-outstanding securities of the Company or any successor of the Company; (ii) the termination of services as directors, for any reason other than death, disability or retirement from the Board, during any period of two consecutive years or less, of individuals who at the beginning of such period constituted a majority of the Board of Directors, unless the election of or nomination for election of each new director during such period was approved by a vote of at least two-thirds of the directors still in office who were directors at the beginning of the period; (iii) approval by the stockholders of the Company of any merger or consolidation or statutory share exchange as a result of which the Common Stock shall be changed, converted or exchanged (other than a merger or share exchange with a wholly-owned Subsidiary of the Company) or liquidation of the Company or any sale or disposition of 50% or more of the assets or earning power of the Company; or (iv) approval by the stockholders of the Company of any merger or consolidation or statutory share exchange to which the Company is a party as a result of which the Persons who were stockholders of the Company immediately prior to the effective date of the merger or consolidation or statutory share exchange shall have beneficial ownership of less than 50% of the combined voting power in the election of directors of the surviving corporation following the effective date of such merger or consolidation or statutory share exchange; provided, however, no Change in Control shall be deemed to have occurred if, prior to such time as a Change in Control would otherwise be deemed to have occurred, the Company's Board of Directors deems otherwise. A "Change in Control" shall not include any reduction in ownership of an Affiliate so long as the entity continues to meet the definitions of those terms as contained in this Section.

         (c) "Chief Executive Officer" shall mean the chief executive officer of the Company.

         (d) "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (e) "Committee"shall mean the Compensation Committee of the Board.

         (f) "Company" shall mean World Access, Inc. and any related entity thereof designated for Plan participation with the approval of the Committee.

         (g) "Dismissal for Cause"shall mean the termination of employment for
(i) fraud, theft or embezzlement of or against the Company or any of its related entities; (ii) indictment or conviction of a felony; (iv) any action or participation in business activities in competition with the Company or in violation of the business ethics policy of the Company; (v) improper disclosure of trade secrets of the Company or any of its related entities; (vii) actively engaging in or working for a business in direct competition with the Company or any of its related entities while employed by the Company or one of its related entities; or (viii) such other reason as the Committee may determine.

         (h) "Eligible Employee" shall mean the Chief Executive Officer and any other Company employee who, in the opinion of the Committee, (i) will have compensation for the Plan Year sufficient to result in the employee being listed in the Summary Compensation Table as required by Item 402(a)(3) of Regulation S-K under the Securities Act of 1933, as amended; or (ii) otherwise qualifies as a key executive of the Company.

         (i) "Maximum Performance Award" shall mean an amount not greater than $2,500,000 with respect to an award of a bonus.

         (j) "Outside Directors" shall mean members of the Board who qualify as outside directors, as that term is defined in Section 162(m) of the Code and the regulations proposed or adopted thereunder.

         (k) "Participant" shall mean an Eligible Employee designated by the Committee under Article III to participate in the Plan.

         (l) "Performance Award" shall mean the bonus awarded to a Participant under the terms of the Plan.

         (m) "Performance Goals" shall mean the goals established by the Committee which, if satisfied, will result in a Performance Award.

         (n) "Plan" shall mean the World Access, Inc. Incentive Compensation Plan for Senior Executives, as amended from time to time.

         (o) "Plan Year" shall mean initially April 1, 1999 through December 31, 1999; thereafter, the term "Plan Year" shall mean the calendar year.

         (p) "Summary Compensation Table" shall mean the summary compensation table appearing in the Company's proxy statement distributed to stockholders in the calendar year following the Plan Year.


                               III. PARTICIPATION

         Before (or as soon as possible following) the commencement of each Plan Year, the Committee shall specify by name or position the Participants for that Plan Year. The Committee may also name as a Participant an employee hired or promoted after the commencement of the Plan Year.




                     IV. ESTABLISHMENT OF PERFORMANCE GOALS
                             AND PERFORMANCE AWARDS

         4.1 Specification by Committee. No later than ninety (90) days after the commencement of the Plan Year, the Committee shall specify in writing the Performance Goals and Performance Awards which are to apply for that Plan Year. Performance Awards may vary among Participants and from Plan Year to Plan Year; provided, however, that no Performance Award shall exceed the Maximum Performance Award. Performance Goals may vary as well among Participants and from Plan Year to Plan Year.

         4.2 Criteria for Performance Goals. The Performance Goals established by the Committee for any Plan Year shall be based upon one or more of the following financial factors: (i) gross revenue; (ii) net operating income; (iii) earnings before interest, taxes, depreciation, amortization and other non-cash items (EBITDA); (iv) earnings before interest and taxes (EBIT); (v) return on equity, (vi) earnings per share, (vii) return on capital; (viii) return on assets; (ix) economic profit; (x) economic value; (xi) sales growth; (xii) gross margin return on investment; (xiii) fair market value of company stock (xiv) consolidated earnings; (xv) consolidated net income; (xvi) operating profit margin; (xvii) total capital; (xviii) total shareholder's equity; (xix) related return ratios; (xx) cash flow; (xxi) productivity objectives; (xxii) overhead ratios; (xxiii) expenses; (xiv) expense to sales ratios. The criteria may apply to the performance of a business unit, subsidiary or other related entity of the Company, provided that the Participant subject to such criteria is a senior executive officer of such business unit, subsidiary or other related entity.

These factors shall not be altered or replaced by any other criteria without ratification by the stockholders of the Company if failure to obtain such approval would result in jeopardizing the tax deductibility of Performance Awards to Participants.

         4.3 Calculation of Financial Factors. For purposes of the Plan, the financial criteria may be calculated without regard to (i) losses from discontinued operations; (ii) extraordinary gains or losses (as defined by generally accepted accounting principles); and (iii) the cumulative effect of changes in accounting principles.


                V. DETERMINATION OF AMOUNT OF PERFORMANCE AWARDS

         5.1 Committee Certification Regarding Performance Goals. As soon as possible following the end of each Plan Year, the Committee shall certify in writing for each Participant whether the Performance Goals for that Plan Year have been met. If such goals have been met, the Committee will award such Participant the Performance Award established for the year.

         5.2 Maximum Award. No Performance Award to a Participant for a Plan Year may exceed the Maximum Performance Award.


                              VI. PAYMENT OF AWARDS

         Performance Awards for a given Plan Year shall be paid in cash as soon as practicable following the end of the Plan Year.


                            VII. PLAN ADMINISTRATION

         7.1 Administration by Committee. The Plan shall be administered by the Committee. If the Committee is not comprised solely of Outside Directors, then any responsibilities of the Committee in connection with the operation of this Plan shall be carried out by a subcommittee of the Committee. This subcommittee shall consist solely of two or more Outside Directors.

         7.2 Interpretation of Plan Provisions. The Committee shall construe and interpret the Plan and may adopt rules and regulations governing administration of the Plan. The Committee may consult with the management of the Company but shall retain responsibility for administration of the Plan. The Committee's decisions, actions and interpretations regarding the Plan shall be final and binding upon all Participants.

                VIII. COMPLIANCE WITH SECTION 162(M) OF THE CODE

         The Company intends that Performance Awards under this Plan satisfy the applicable requirements of Section 162(m) of the Code, in order to preserve the Company's full so that this Code section does not deny the Company a tax deduction for such Performance Awards. It is intended that the Plan shall be operated and interpreted in a manner that Performance Awards remain tax deductible by the Company, except to the extent set forth in Article XI.


                          IX. TERMINATION OF EMPLOYMENT

         If a Participant's employment with the Company terminates prior to the end of a Plan Year, the Committee shall determine whether the Participant shall receive any Performance Award for such Plan Year, and the amount of any such award. No Performance Award shall be distributed to a Participant whose employment is terminated by reason of Dismissal for Cause.


                              X. NONASSIGNABILITY

         No Performance Award granted to a Participant under the Plan shall be assignable or transferable, except by will or by the laws of descent and distribution.

                              XI. CHANGE IN CONTROL

         Upon a Change in Control of the Company, the Committee may, in its discretion, deem a Participant who is an employee on the date of such change to have earned all or any portion of the Performance Award for the Plan Year, subject to any otherwise applicable contractual arrangements between the Company and the Participant. Performance Awards payable under this Article XI shall be paid in cash to the Participant as soon as practicable following the effective date of the Change in Control.


                      XII. EFFECTIVE DATE AND TERM OF PLAN

         The Plan shall be effective as of April 1, 1999, subject to approval by the stockholders of the Company by a majority of the votes cast on the issue. Abstentions will not be counted as voting unless otherwise required by applicable state law. The Plan shall continue from year to year until terminated by the Board.

                           XIII. AMENDMENT OF THE PLAN

         The Board may amend, modify or terminate the Plan at any time and from time to time. Notwithstanding the foregoing, no such amendment, modification or termination shall affect the payment of a Performance Award for a Plan Year already ended.

                             XIV. GENERAL PROVISIONS

         14.1 Unfunded Plan. The Plan shall be an unfunded incentive compensation arrangement for a select group of key management employees of the Company. Nothing contained in the Plan, and no action taken pursuant to the Plan, shall create or be construed to create a trust of any kind. A Participant's right to receive a Performance Award shall be no greater than the right of an unsecured general creditor of the Company. All Performance Awards shall be paid from the general funds of the Company, and no segregation of assets shall be made to ensure payment of Performance Awards.

         14.2 Governing Law. The Plan shall be interpreted, construed and administered in accordance with the laws of the State of Georgia, without giving effect to principles of conflicting law.

         14.3 Section Headings. The section headings contained in the Plan are for purposes of convenience only and are not intended to define or limit the contents of the Plan's sections.

         14.4 Right to Employment. Nothing contained in the Plan shall affect or be construed as affecting the employment of any Eligible Employee except as expressly provided in the Plan. Nothing in the Plan shall affect or be construed as affecting the right of the Company to terminate the employment of an Eligible Employee at any time for any reason, with or without cause.

         14.5 Successors. All obligations of the Company with respect to Performance Awards granted under the Plan shall be binding upon any successor to the Company, whether such successor is the result of an acquisition of stock or assets of the Company, a merger, a consolidation or otherwise.

         14.6 Withholding of Taxes. The Company shall deduct from each Performance Award the amount of any taxes required to be withheld by any governmental authority.


         IN WITNESS WHEREOF, World Access, Inc. has caused this Plan to be executed this ______ day of _________________, 1999.



                                      WORLD ACCESS, INC.


                                      ------------------------------------------
                                      Title:  Chairman

Attest:

---------------------------------

----------------, Secretary






As Adopted by Board of Directors on 4/16/99

                               WORLD ACCESS, INC.


                  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 15, 1999


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                             OF WORLD ACCESS, INC.


     The Board recommends a vote FOR the following proposals:

1. To elect Lawrence C. Tucker to the Board of Directors of World Access, Inc. for a term of three years.

                    FOR THE NOMINEE [ ]                WITHHOLD [ ]

2. To approve the increase in the number of warrants issuable under the World Access, Inc. Outside Directors' Warrant Plan.

                     FOR [ ]        AGAINST [ ]         ABSTAIN [ ]

3. To approve the increase in the number of stock options issuable under the World Access, Inc. 1998 Incentive Equity Plan.

                     FOR [ ]        AGAINST [ ]         ABSTAIN [ ]

4. To approve the adoption of the World Access, Inc. Short-Term Incentive Plan for Senior Executives.

                     FOR [ ]        AGAINST [ ]         ABSTAIN [ ]

     The undersigned appoints John D. Phillips and Mark A. Gergel, and each of them, with full power of substitution, the proxies and attorneys of the undersigned, to vote as specified hereon at the Annual Meeting of Stockholders (the "Meeting") of World Access, Inc. (the "Company") to be held on June 15, 1999 at 10:00 a.m. local time, and at any adjournments or postponements thereof, with all powers (other than the power to revoke the proxy or vote the proxy in a manner not authorized by the executed form of proxy) that the undersigned would have if personally present at the Meeting, to act in their discretion upon any other matter or matters that may properly be brought before the Meeting and to appear and vote all the shares of Common Stock of the Company that the undersigned may be entitled to vote. The undersigned hereby acknowledges receipt of the accompanying Proxy Statement and Annual Report on Form 10-K and hereby revokes any proxy or proxies heretofore given by the undersigned relating to the Meeting.

     UNLESS OTHERWISE MARKED, THIS PROXY WILL BE VOTED AS IF MARKED "FOR" THE FOREGOING PROPOSALS.



                                              ----------------------------------
                                              Signature


                                              ----------------------------------
                                              Signature if jointly held


                                              Dated:
                                                    ----------------------------

                                              PLEASE DATE AND SIGN AS NAME
                                              APPEARS HEREON. WHEN SIGNING AS
                                              EXECUTOR, ADMINISTRATOR, TRUSTEE,
                                              GUARDIAN OR ATTORNEY, PLEASE GIVE
                                              FULL TITLE AS SUCH. IF A
                                              CORPORATION, PLEASE SIGN IN FULL
                                              CORPORATE NAME BY PRESIDENT OR
                                              OTHER AUTHORIZED CORPORATE
                                              OFFICER. IF A PARTNERSHIP, PLEASE
                                              SIGN IN PARTNERSHIP NAME BY
                                              AUTHORIZED PERSON. JOINT OWNERS
                                              SHOULD EACH SIGN.